Exhibit 99.3

Supplemental Information

Fourth Quarter 2010

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

1

Bank of America Corporation and Subsidiaries

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year Ended December 31			Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009
	2010	2009
Income statement
Net interest income	$51,523	$47,109		$12,439	$12,435	$12,900		$13,749		$11,559
Noninterest income	58,697	72,534		9,959	14,265	16,253		18,220		13,517
Total revenue, net of interest expense	110,220	119,643		22,398	26,700	29,153		31,969		25,076
Provision for credit losses	28,435	48,570		5,129	5,396	8,105		9,805		10,110
Noninterest expense (1)	68,888	63,992		18,494	16,395	16,745		17,254		15,852
Goodwill impairment	12,400	—		2,000	10,400	—		—		—
Merger and restructuring charges	1,820	2,721		370	421	508		521		533
Income tax expense (benefit)	915	(1,916)		(2,351)	1,387	672		1,207		(1,225)
Net income (loss)	(2,238)	6,276		(1,244)	(7,299)	3,123		3,182		(194)
Preferred stock dividends and accretion (2)	1,357	8,480		321	348	340		348		5,002
Net income (loss) applicable to common shareholders	(3,595)	(2,204)		(1,565)	(7,647)	2,783		2,834		(5,196)
Diluted earnings (loss) per common share (3)	(0.37)	(0.29)		(0.16)	(0.77)	0.27		0.28		(0.60)
Average diluted common shares issued and outstanding (3)	9,790,472	7,728,570		10,036,575	9,976,351	10,029,776		10,005,254		8,634,565
Dividends paid per common share	$0.04	$0.04		$0.01	$0.01	$0.01		$0.01		$0.01

Performance ratios
Return on average assets	n/m	0.26	%	n/m	n/m	0.50	%	0.51	%	n/m
Return on average common shareholders’ equity	n/m	n/m		n/m	n/m	5.18		5.73		n/m
Return on average tangible common shareholders’ equity (4)	n/m	n/m		n/m	n/m	9.19		9.79		n/m
Return on average tangible shareholders’ equity (4)	n/m	4.18		n/m	n/m	8.98		9.55		n/m
At period end
Book value per share of common stock (5)	$20.99	$21.48		$20.99	$21.17	$21.45		$21.12		$21.48
Tangible book value per share of common stock (4)	12.98	11.94		12.98	12.91	12.14		11.70		11.94
Market price per share of common stock:
Closing price	$13.34	$15.06		$13.34	$13.10	$14.37		$17.85		$15.06
High closing price for the period	19.48	18.59		13.56	15.67	19.48		18.04		18.59
Low closing price for the period	10.95	3.14		10.95	12.32	14.37		14.45		14.58
Market capitalization	134,536	130,273		134,536	131,442	144,174		179,071		130,273

Number of banking centers - U.S.	5,856	6,011		5,856	5,879	5,900		5,939		6,011
Number of branded ATMs - U.S.	17,931	18,262		17,931	17,929	18,078		18,135		18,262
Full-time equivalent employees	286,951	283,055		286,951	285,822	283,224		283,319		283,055

(1)	Excludes merger and restructuring charges and goodwill impairment charge.
(2)	Fourth quarter 2009 includes $4.0 billion of accelerated accretion from redemption of preferred stock issued to the U.S. Treasury.
(3)	Due to a net loss applicable to common shareholders for the fourth and third quarters of 2010, fourth quarter of 2009, and the years ended 2010 and 2009, no dilutive potential common shares were included in the calculations of diluted earnings per share and average diluted common shares because they were antidilutive.
(4)	Tangible equity ratios and tangible book value per share of common stock are non-GAAP measures. For corresponding reconciliations of average tangible common shareholders’ equity and tangible shareholders’ equity to GAAP financial measures, see Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 46-47. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.
(5)	Fourth quarter 2009 book value gives effect to the automatic conversion of common equivalent shares to common shares which occurred during the first quarter of 2010.
n/m	= not meaningful

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries

Supplemental Financial Data

(Dollars in millions, except per share information)

Fully taxable-equivalent basis data (1)

	Year Ended				Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009
	December 31
	2010		2009
Net interest income	$52,693		$48,410		$12,709		$12,717		$13,197		$14,070		$11,896
Total revenue, net of interest expense	111,390		120,944		22,668		26,982		29,450		32,290		25,413
Net interest yield (2)	2.78	%	2.65	%	2.69	%	2.72	%	2.77	%	2.93	%	2.62	%
Efficiency ratio	74.61		55.16		92.04		100.87		58.58		55.05		64.47

(1)	Fully taxable-equivalent basis is a non-GAAP measure. Fully taxable-equivalent basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 46-47).
(2)	Calculation includes fees earned on overnight deposits placed with the Federal Reserve of $368 million and $379 million for the years ended December 31, 2010 and 2009; $63 million, $107 million, $106 million and $92 million for the fourth, third, second and first quarters of 2010, and $130 million for the fourth quarter of 2009, respectively. For more information see Quarterly and Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 9-10 and 13-14.

Performance ratios, excluding goodwill impairment charges (1)

	Year Ended December 31 2010		Fourth Quarter 2010		Third Quarter 2010
Per common share information
Earnings	$0.87		$0.04		$0.27
Diluted earnings	0.86		0.04		0.27
Efficiency ratio (2)	63.48	%	83.22	%	62.33	%
Return on average assets	0.42		0.13		0.52
Return on average common shareholders’ equity	4.14		0.79		5.06
Return on average tangible common shareholders’ equity (3)	7.03		1.27		8.67
Return on average tangible shareholders’ equity (3)	7.11		1.96		8.54

(1)	Total noninterest expense, excluding goodwill impairment charges, net income, excluding goodwill impairment charges and net income applicable to common shareholders, excluding goodwill impairment charges are non-GAAP measures. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 46-47).
(2)	Fully taxable-equivalent basis is a non-GAAP measure. Fully taxable-equivalent basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 46-47).
(3)	Tangible equity ratios are non-GAAP measures. For corresponding reconciliations of average tangible common shareholders’ equity and tangible shareholders’ equity to GAAP financial measures, see Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 46-47. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

			Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009
	Year Ended December 31
	2010	2009
Interest income
Loans and leases	$50,996	$48,703	$12,149	$12,485	$12,887	$13,475	$11,405
Debt securities	11,667	12,947	3,029	2,605	2,917	3,116	2,859
Federal funds sold and securities borrowed or purchased under agreements to resell	1,832	2,894	486	441	457	448	327
Trading account assets	6,841	7,944	1,661	1,641	1,796	1,743	1,721
Other interest income	4,161	5,428	965	1,037	1,062	1,097	1,333

Total interest income	75,497	77,916	18,290	18,209	19,119	19,879	17,645

Interest expense
Deposits	3,997	7,807	894	950	1,031	1,122	1,472
Short-term borrowings	3,699	5,512	1,142	848	891	818	658
Trading account liabilities	2,571	2,075	561	635	715	660	591
Long-term debt	13,707	15,413	3,254	3,341	3,582	3,530	3,365

Total interest expense	23,974	30,807	5,851	5,774	6,219	6,130	6,086

Net interest income	51,523	47,109	12,439	12,435	12,900	13,749	11,559

Noninterest income
Card income	8,108	8,353	2,127	1,982	2,023	1,976	1,782
Service charges	9,390	11,038	2,036	2,212	2,576	2,566	2,756
Investment and brokerage services	11,622	11,919	2,879	2,724	2,994	3,025	3,014
Investment banking income	5,520	5,551	1,590	1,371	1,319	1,240	1,596
Equity investment income	5,260	10,014	1,512	357	2,766	625	2,026
Trading account profits	10,054	12,235	995	2,596	1,227	5,236	1,475
Mortgage banking income (loss)	2,734	8,791	(1,419)	1,755	898	1,500	1,652
Insurance income	2,066	2,760	598	75	678	715	703
Gains on sales of debt securities	2,526	4,723	872	883	37	734	1,039
Other income (loss)	2,384	(14)	(1,114)	433	1,861	1,204	(1,884)
Other-than-temporary impairment losses on available-for-sale debt securities (1):
Total other-than-temporary impairment losses	(2,174)	(3,508)	(612)	(156)	(462)	(1,819)	(837)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	1,207	672	495	33	336	1,218	195

Net impairment losses recognized in earnings on available-for-sale debt securities	(967)	(2,836)	(117)	(123)	(126)	(601)	(642)

Total noninterest income	58,697	72,534	9,959	14,265	16,253	18,220	13,517

Total revenue, net of interest expense	110,220	119,643	22,398	26,700	29,153	31,969	25,076

Provision for credit losses	28,435	48,570	5,129	5,396	8,105	9,805	10,110

Noninterest expense
Personnel	35,149	31,528	8,800	8,402	8,789	9,158	7,357
Occupancy	4,716	4,906	1,212	1,150	1,182	1,172	1,339
Equipment	2,452	2,455	607	619	613	613	600
Marketing	1,963	1,933	484	497	495	487	443
Professional fees	2,695	2,281	883	651	644	517	770
Amortization of intangibles	1,731	1,978	420	426	439	446	432
Data processing	2,544	2,500	662	602	632	648	639
Telecommunications	1,416	1,420	366	361	359	330	387
Other general operating	16,222	14,991	5,060	3,687	3,592	3,883	3,885
Goodwill impairment	12,400	—	2,000	10,400	—	—	—
Merger and restructuring charges	1,820	2,721	370	421	508	521	533

Total noninterest expense	83,108	66,713	20,864	27,216	17,253	17,775	16,385

Income (loss) before income taxes	(1,323)	4,360	(3,595)	(5,912)	3,795	4,389	(1,419)
Income tax expense (benefit)	915	(1,916)	(2,351)	1,387	672	1,207	(1,225)

Net income (loss)	$(2,238)	$6,276	$(1,244)	$(7,299)	$3,123	$3,182	$(194)

Preferred stock dividends and accretion	1,357	8,480	321	348	340	348	5,002

Net income (loss) applicable to common shareholders	$(3,595)	$(2,204)	$(1,565)	$(7,647)	$2,783	$2,834	$(5,196)

Per common share information
Earnings (loss)	$(0.37)	$(0.29)	$(0.16)	$(0.77)	$0.28	$0.28	$(0.60)
Diluted earnings (loss) (2)	(0.37)	(0.29)	(0.16)	(0.77)	0.27	0.28	(0.60)
Dividends paid	0.04	0.04	0.01	0.01	0.01	0.01	0.01

Average common shares issued and outstanding	9,790,472	7,728,570	10,036,575	9,976,351	9,956,773	9,177,468	8,634,565

Average diluted common shares issued and outstanding (2)	9,790,472	7,728,570	10,036,575	9,976,351	10,029,776	10,005,254	8,634,565

(1)	In 2010, the amount of other-than-temporary impairment remaining in other comprehensive income for the individual quarters does not necessarily equal the year-to-date amount as the amount of other-than-temporary impairment remaining in other comprehensive income for the year-to-date period relates to securities on which other-than-temporary impairment was recognized in income in any quarter during the year-to-date period.
(2)	Due to a net loss applicable to common shareholders for the fourth and third quarters of 2010, fourth quarter of 2009, and the years ended December 31, 2010 and 2009, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	December 31 2010	September 30 2010	December 31 2009
Assets
Cash and cash equivalents	$108,427	$131,116	$121,339
Time deposits placed and other short-term investments	26,433	18,946	24,202
Federal funds sold and securities borrowed or purchased under agreements to resell	209,616	271,818	189,933
Trading account assets	194,671	207,695	182,206
Derivative assets	73,000	84,684	87,622
Debt securities:
Available-for-sale	337,627	322,424	301,601
Held-to-maturity, at cost	427	438	9,840
Total debt securities	338,054	322,862	311,441
Loans and leases	940,440	933,910	900,128
Allowance for loan and lease losses	(41,885)	(43,581)	(37,200)
Loans and leases, net of allowance	898,555	890,329	862,928
Premises and equipment, net	14,306	14,320	15,500
Mortgage servicing rights (includes $14,900, $12,251 and $19,465 measured at fair value)	15,177	12,540	19,774
Goodwill	73,861	75,602	86,314
Intangible assets	9,923	10,402	12,026
Loans held-for-sale	35,058	33,276	43,874
Customer and other receivables	85,704	78,599	81,996
Other assets	182,124	187,471	191,077
Total assets	$2,264,909	$2,339,660	$2,230,232

Assets of consolidated VIEs included in total assets above (substantially all pledged as collateral)
Trading account assets	$19,627	$11,186
Derivative assets	2,027	2,838
Available-for-sale debt securities	2,601	7,684
Loans and leases	145,469	132,106
Allowance for loan and lease losses	(8,935)	(9,831)
Loans and leases, net of allowance	136,534	122,275
Loans held-for-sale	1,953	3,301
All other assets	7,086	7,910
Total assets of consolidated VIEs	$169,828	$155,194

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet (continued)

(Dollars in millions)

	December 31 2010	September 30 2010	December 31 2009
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$285,200	$265,672	$269,615
Interest-bearing	645,713	634,784	640,789
Deposits in non-U.S. offices:
Noninterest-bearing	6,101	6,297	5,489
Interest-bearing	73,416	70,569	75,718
Total deposits	1,010,430	977,322	991,611
Federal funds purchased and securities loaned or sold under agreements to repurchase	245,359	296,605	255,185
Trading account liabilities	71,985	90,010	65,432
Derivative liabilities	55,914	61,656	50,661
Commercial paper and other short-term borrowings	59,962	64,818	69,524
Accrued expenses and other liabilities (includes $1,188, $1,294 and $1,487 of reserve for unfunded lending commitments)	144,580	139,896	127,854
Long-term debt	448,431	478,858	438,521
Total liabilities	2,036,661	2,109,165	1,998,788
Shareholders’ equity
Preferred stock, $0.01 par value; authorized - 100,000,000 shares; issued and outstanding - 3,943,660, 3,960,660 and 5,264,660 shares	16,562	18,104	37,208
Common stock and additional paid-in capital, $0.01 par value; authorized - 12,800,000,000, 12,800,000,000 and 10,000,000,000 shares; issued and outstanding - 10,085,154,806, 10,033,705,046 and 8,650,243,926 shares	150,905	149,563	128,734
Retained earnings	60,849	62,515	71,233
Accumulated other comprehensive income (loss)	(66)	336	(5,619)
Other	(2)	(23)	(112)
Total shareholders’ equity	228,248	230,495	231,444
Total liabilities and shareholders’ equity	$2,264,909	$2,339,660	$2,230,232

Liabilities of consolidated VIEs included in total liabilities above
Commercial paper and other short-term borrowings	$6,742	$13,222
Long-term debt	71,013	79,228
All other liabilities	9,141	1,954
Total liabilities of consolidated VIEs	$86,896	$94,404

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries

Capital Management

(Dollars in millions)

	Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009
Risk-based capital (1):
Tier 1 common	$125,139	$124,756	$119,716	$115,520	$120,394
Tier 1 capital	163,626	164,763	159,551	155,428	160,388
Total capital	229,594	231,120	220,827	219,913	226,070
Risk-weighted assets	1,455,951	1,476,774	1,494,990	1,519,723	1,542,517
Tier 1 common equity ratio (2)	8.60%	8.45%	8.01%	7.60%	7.81%
Tier 1 capital ratio	11.24	11.16	10.67	10.23	10.40
Total capital ratio	15.77	15.65	14.77	14.47	14.66
Tier 1 leverage ratio	7.21	7.21	6.68	6.44	6.88
Tangible equity ratio (3)	6.75	6.54	6.14	6.02	6.40
Tangible common equity ratio (3)	5.99	5.74	5.35	5.22	5.56

(1)	Reflects preliminary data for current period risk-based capital.
(2)	Tier 1 common equity ratio equals Tier 1 capital excluding preferred stock (except for Common Equivalent Securities at December 31, 2009), trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.
(3)	Tangible equity ratio equals period end tangible shareholders’ equity divided by period end tangible assets. Tangible common equity equals period end tangible common shareholders’ equity divided by period end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP measures. For corresponding reconciliations of tangible shareholders’ equity and tangible assets to GAAP financial measures, see Exhibit A: Non-GAAP Reconciliations—Reconciliation to GAAP Financial Measures on pages 46-47. We believe the use of these non-GAAP measures provide additional clarity in assessing the results of the Corporation.

*	Preliminary data on risk-based capital

Outstanding Common Stock

No common shares were repurchased in the fourth quarter of 2010.

There is no existing Board authorized share repurchase program.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries

Core Net Interest Income

(Dollars in millions)

	Year Ended December 31				Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
	2010		2009		2010		2010		2010		2010		2009
Net interest income (1)
As reported (2)	$52,693		$48,410		$12,709		$12,717		$13,197		$14,070		$11,896
Impact of market-based net interest income (3)	(4,430)		(6,117)		(1,150)		(1,045)		(1,049)		(1,186)		(1,305)

Core net interest income	48,263		42,293		11,559		11,672		12,148		12,884		10,591
Impact of securitizations (4)	n/a		10,524		n/a		n/a		n/a		n/a		2,474

Core net interest income (5)	$48,263		$52,817		$11,559		$11,672		$12,148		$12,884		$13,065

Average earning assets
As reported	$1,897,573		$1,830,193		$1,883,539		$1,863,819		$1,910,790		$1,933,060		$1,807,898
Impact of market-based earning assets (3)	(504,360)		(481,376)		(475,021)		(494,771)		(521,010)		(527,316)		(490,557)

Core average earning assets	1,393,213		1,348,817		1,408,518		1,369,048		1,389,780		1,405,744		1,317,341
Impact of securitizations (6)	n/a		83,640		n/a		n/a		n/a		n/a		75,337

Core average earning assets (5)	$1,393,213		$1,432,457		$1,408,518		$1,369,048		$1,389,780		$1,405,744		$1,392,678

Net interest yield contribution (1, 7)
As reported (2)	2.78	%	2.65	%	2.69	%	2.72	%	2.77	%	2.93	%	2.62	%
Impact of market-based activities (3)	0.68		0.49		0.58		0.67		0.73		0.76		0.59

Core net interest yield on earning assets	3.46		3.14		3.27		3.39		3.50		3.69		3.21
Impact of securitizations	n/a		0.55		n/a		n/a		n/a		n/a		0.53

Core net interest yield on earning assets (5)	3.46	%	3.69	%	3.27	%	3.39	%	3.50	%	3.69	%	3.74	%

(1)	Fully taxable-equivalent basis
(2)	Balance and calculation include fees earned on overnight deposits placed with the Federal Reserve of $368 million and $379 million for years ended December 31, 2010 and 2009; $63 million, $107 million, $106 million, and $92 million for the fourth, third, second and first quarters of 2010, and $130 million for the fourth quarter of 2009, respectively.
(3)	Represents the impact of market-based amounts included in Global Banking & Markets.
(4)	Represents the impact of securitizations utilizing actual bond costs which is different from the business segment view which utilizes funds transfer pricing methodologies.
(5)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis.
(6)	Represents average securitized loans less accrued interest receivable and certain securitized bonds retained.
(7)	Calculated on an annualized basis.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Fourth Quarter 2010				Third Quarter 2010				Fourth Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$28,141	$75	1.07	%	$23,233	$86	1.45	%	$28,566	$90	1.25	%
Federal funds sold and securities borrowed or purchased under agreements to resell	243,589	486	0.79		254,820	441	0.69		244,914	327	0.53
Trading account assets	216,003	1,710	3.15		210,529	1,692	3.20		218,787	1,800	3.28
Debt securities (2)	341,867	3,065	3.58		328,097	2,646	3.22		279,231	2,921	4.18
Loans and leases (3):
Residential mortgage (4)	254,051	2,857	4.50		237,292	2,797	4.71		236,883	3,108	5.24
Home equity	139,772	1,410	4.01		143,083	1,457	4.05		150,704	1,613	4.26
Discontinued real estate	13,297	118	3.57		13,632	122	3.56		15,152	174	4.58
U.S. credit card	112,673	3,040	10.70		115,251	3,113	10.72		49,213	1,336	10.77
Non-U.S. credit card	27,457	815	11.77		27,047	875	12.84		21,680	605	11.08
Direct/Indirect consumer (5)	91,549	1,088	4.72		95,692	1,130	4.68		98,938	1,361	5.46
Other consumer (6)	2,796	45	6.32		2,955	47	6.35		3,177	50	6.33

Total consumer	641,595	9,373	5.81		634,952	9,541	5.98		575,747	8,247	5.70

U.S. commercial	193,608	1,894	3.88		192,306	2,040	4.21		207,050	2,090	4.01
Commercial real estate (7)	51,617	432	3.32		55,660	452	3.22		71,352	595	3.31
Commercial lease financing	21,363	250	4.69		21,402	255	4.78		21,769	273	5.04
Non-U.S. commercial	32,431	289	3.53		30,540	282	3.67		29,995	287	3.78

Total commercial	299,019	2,865	3.81		299,908	3,029	4.01		330,166	3,245	3.90

Total loans and leases	940,614	12,238	5.18		934,860	12,570	5.35		905,913	11,492	5.05

Other earning assets	113,325	923	3.23		112,280	949	3.36		130,487	1,222	3.72

Total earning assets (8)	1,883,539	18,497	3.90		1,863,819	18,384	3.93		1,807,898	17,852	3.93

Cash and cash equivalents (1)	136,967	63			155,784	107			230,618	130
Other assets, less allowance for loan and lease losses	349,752				359,794				392,508

Total assets	$2,370,258				$2,379,397				$2,431,024

(1)	Fees earned on overnight deposits placed with the Federal Reserve, which were included in the time deposits placed and other short-term investments line in prior periods have been reclassified to cash and cash equivalents, consistent with the balance sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.
(2)	Yields on AFS debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(4)	Includes non-U.S. residential mortgages of $96 million and $502 million the fourth and third quarters of 2010, and $550 million in the fourth quarter of 2009.
(5)	Includes non-U.S. consumer loans of $7.9 billion and $7.7 billion the fourth and third quarters of 2010, and $8.6 billion in the fourth quarter of 2009.
(6)	Includes consumer finance loans of $2.0 billion in both the fourth and third quarters of 2010, and $2.3 billion in the fourth quarter of 2009; other non-U.S. consumer loans of $791 million and $788 million in the fourth and third quarters of 2010, and $689 million in the fourth quarter of 2009; and consumer overdrafts of $34 million and $123 million for the fourth and third quarters of 2010, and $192 million in the fourth quarter of 2009.
(7)	Includes U.S. commercial real estate loans of $49.0 billion and $53.1 billion in the fourth and third quarters of 2010, and $68.2 billion in the fourth quarter of 2009, and non-U.S. commercial real estate loans of $2.6 billion and $2.5 billion in the fourth and third quarters of 2010, and $3.1 billion in the fourth quarter of 2009.
(8)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $29 million and $639 million in the fourth and third quarters of 2010, and $248 million in the fourth quarter of 2009. Interest expense includes the impact of interest rate risk management contracts, which decreased interest expense on the underlying liabilities $672 million and $1.0 billion in the fourth and third quarters of 2010, and $1.1 billion in the fourth quarter of 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)

(Dollars in millions)

	Fourth Quarter 2010				Third Quarter 2010				Fourth Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$37,145	$35	0.36	%	$37,008	$36	0.39	%	$33,749	$54	0.63	%
NOW and money market deposit accounts	464,531	333	0.28		442,906	359	0.32		392,212	388	0.39
Consumer CDs and IRAs	124,855	338	1.07		132,687	377	1.13		192,779	835	1.72
Negotiable CDs, public funds and other time deposits	16,334	47	1.16		17,326	57	1.30		31,758	82	1.04

Total U.S. interest-bearing deposits	642,865	753	0.46		629,927	829	0.52		650,498	1,359	0.83

Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	16,827	38	0.91		17,431	38	0.86		16,132	30	0.75
Governments and official institutions	1,560	2	0.42		2,055	2	0.36		5,779	4	0.26
Time, savings and other	58,746	101	0.69		54,373	81	0.59		55,685	79	0.56

Total non-U.S. interest-bearing deposits	77,133	141	0.73		73,859	121	0.65		77,596	113	0.58

Total interest-bearing deposits	719,998	894	0.49		703,786	950	0.54		728,094	1,472	0.80

Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	369,738	1,142	1.23		391,148	848	0.86		450,538	658	0.58
Trading account liabilities	81,313	561	2.74		95,265	635	2.65		83,118	591	2.82
Long-term debt	465,875	3,254	2.78		485,588	3,341	2.74		445,440	3,365	3.01

Total interest-bearing liabilities (8)	1,636,924	5,851	1.42		1,675,787	5,774	1.37		1,707,190	6,086	1.42

Noninterest-bearing sources:
Noninterest-bearing deposits	287,740				270,060				267,066
Other liabilities	210,069				199,572				206,169
Shareholders’ equity	235,525				233,978				250,599

Total liabilities and shareholders’ equity	$2,370,258				$2,379,397				$2,431,024

Net interest spread			2.48	%			2.56	%			2.51	%
Impact of noninterest-bearing sources			0.18				0.13				0.08

Net interest income/yield on earning assets (1)		$12,646	2.66	%		$12,610	2.69	%		$11,766	2.59	%

For footnotes see page 9.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Fourth Quarter 2010				Third Quarter 2010				Fourth Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$28,141	$75	1.07	%	$23,233	$86	1.45	%	$28,566	$90	1.25	%
Federal funds sold and securities borrowed or purchased under agreements to resell (2)	243,589	420	0.68		254,820	366	0.57		244,914	253	0.41
Trading account assets (2)	216,003	1,776	3.27		210,529	1,750	3.31		218,787	1,844	3.36
Debt securities (2)	341,867	3,085	3.58		328,097	3,286	4.00		279,231	3,176	4.54
Loans and leases:
Residential mortgage	254,051	2,857	4.50		237,292	2,797	4.71		236,883	3,108	5.24
Home equity	139,772	1,410	4.01		143,083	1,457	4.05		150,704	1,613	4.26
Discontinued real estate	13,297	118	3.57		13,632	122	3.56		15,152	174	4.58
U.S. credit card	112,673	3,040	10.70		115,251	3,113	10.72		49,213	1,336	10.77
Non-U.S. credit card	27,457	815	11.77		27,047	875	12.84		21,680	605	11.08
Direct/Indirect consumer	91,549	1,088	4.72		95,692	1,130	4.68		98,938	1,361	5.46
Other consumer	2,796	45	6.32		2,955	47	6.35		3,177	50	6.33
Total consumer	641,595	9,373	5.81		634,952	9,541	5.98		575,747	8,247	5.70
U.S. commercial (2)	193,608	1,902	3.90		192,306	2,056	4.24		207,050	2,113	4.05
Commercial real estate	51,617	432	3.32		55,660	452	3.22		71,352	595	3.31
Commercial lease financing	21,363	250	4.69		21,402	255	4.78		21,769	273	5.04
Non-U.S. commercial (2)	32,431	290	3.54		30,540	282	3.67		29,995	287	3.78
Total commercial	299,019	2,874	3.82		299,908	3,045	4.03		330,166	3,268	3.93
Total loans and leases	940,614	12,247	5.18		934,860	12,586	5.35		905,913	11,515	5.06
Other earning assets	113,325	923	3.23		112,280	949	3.36		130,487	1,222	3.72
Total earning assets - excluding hedge impact	1,883,539	18,526	3.90		1,863,819	19,023	4.05		1,807,898	18,100	3.97
Net hedge expense on assets		(29)				(639)				(248)
Total earning assets - including hedge impact	1,883,539	18,497	3.90		1,863,819	18,384	3.93		1,807,898	17,852	3.93
Cash and cash equivalents	136,967	63			155,784	107			230,618	130
Other assets, less allowance for loan and lease losses	349,752				359,794				392,508
Total assets	$2,370,258				$2,379,397				$2,431,024

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest income and interest expense is presented below.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2010	Third Quarter 2010	Fourth Quarter 2009
Federal funds sold and securities borrowed or purchased under agreements to resell	$66	$75	$74
Trading account assets	(66)	(58)	(44)
Debt securities	(20)	(640)	(255)
U.S. commercial	(8)	(16)	(23)
Non-U.S. commercial	(1)	—	—

Net hedge expense on assets	$(29)	$(639)	$(248)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1) (continued)

(Dollars in millions)

	Fourth Quarter 2010				Third Quarter 2010				Fourth Quarter 2009
	Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$37,145	$35	0.36	%	$37,008	$36	0.39	%	$33,749	$54	0.63	%
NOW and money market deposit accounts (2)	464,531	333	0.28		442,906	360	0.32		392,212	388	0.39
Consumer CDs and IRAs (2)	124,855	290	0.92		132,687	328	0.98		192,779	791	1.63
Negotiable CDs, public funds and other time deposits (2)	16,334	44	1.08		17,326	54	1.22		31,758	80	0.99
Total U.S. interest-bearing deposits	642,865	702	0.43		629,927	778	0.49		650,498	1,313	0.80
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries (2)	16,827	19	0.47		17,431	19	0.42		16,132	14	0.37
Governments and official institutions	1,560	2	0.42		2,055	2	0.36		5,779	4	0.26
Time, savings and other	58,746	101	0.69		54,373	81	0.59		55,685	79	0.56
Total non-U.S. interest-bearing deposits	77,133	122	0.63		73,859	102	0.54		77,596	97	0.50
Total interest-bearing deposits	719,998	824	0.45		703,786	880	0.50		728,094	1,410	0.77
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings (2)	369,738	740	0.79		391,148	700	0.71		450,538	551	0.49
Trading account liabilities	81,313	561	2.74		95,265	635	2.65		83,118	591	2.82
Long-term debt (2)	465,875	4,398	3.76		485,588	4,579	3.76		445,440	4,605	4.12
Total interest-bearing liabilities - excluding hedge impact	1,636,924	6,523	1.59		1,675,787	6,794	1.61		1,707,190	7,157	1.66
Net hedge income on liabilities		(672)				(1,020)				(1,071)
Total interest-bearing liabilities - including hedge impact	1,636,924	5,851	1.42		1,675,787	5,774	1.37		1,707,190	6,086	1.42
Noninterest-bearing sources:
Noninterest-bearing deposits	287,740				270,060				267,066
Other liabilities	210,069				199,572				206,169
Shareholders' equity	235,525				233,978				250,599
Total liabilities and shareholders’ equity	$2,370,258				$2,379,397				$2,431,024
Net interest spread			2.31	%			2.44	%			2.31	%
Impact of noninterest-bearing sources			0.22				0.16				0.09
Net interest income/yield on earning assets - excluding hedge impact		12,003	2.53	%		12,229	2.60	%		10,943	2.40	%
Net impact of hedge income (expense)		643	0.13			381	0.09			823	0.19
Net interest income/yield on earning assets		$12,646	2.66	%		$12,610	2.69	%		$11,766	2.59	%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest income and interest expense is presented below.

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Fourth Quarter 2010	Third Quarter 2010	Fourth Quarter 2009
NOW and money market deposit accounts	$—	$(1)	$—
Consumer CDs and IRAs	48	49	44
Negotiable CDs, public funds and other time deposits	3	3	2
Banks located in non-U.S. countries	19	19	16
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	402	148	107
Long-term debt	(1,144)	(1,238)	(1,240)

Net hedge income on liabilities	$(672)	$(1,020)	$(1,071)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Year Ended December 31
	2010				2009
	Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$27,419	$292	1.06	%	$27,465	$334	1.22	%
Federal funds sold and securities borrowed or purchased under agreements to resell	256,943	1,832	0.71		235,764	2,894	1.23
Trading account assets	213,745	7,050	3.30		217,048	8,236	3.79
Debt securities (2)	323,946	11,850	3.66		271,048	13,224	4.88
Loans and leases (3):
Residential mortgage (4)	245,727	11,736	4.78		249,335	13,535	5.43
Home equity	145,860	5,990	4.11		154,761	6,736	4.35
Discontinued real estate	13,830	527	3.81		17,340	1,082	6.24
U.S. credit card	117,962	12,644	10.72		52,378	5,666	10.82
Non-U.S. credit card	28,011	3,450	12.32		19,655	2,122	10.80
Direct/Indirect consumer (5)	96,649	4,753	4.92		99,993	6,016	6.02
Other consumer (6)	2,927	186	6.34		3,303	237	7.17
Total consumer	650,966	39,286	6.04		596,765	35,394	5.93
U.S. commercial	195,895	7,909	4.04		223,813	8,883	3.97
Commercial real estate (7)	59,947	2,000	3.34		73,349	2,372	3.23
Commercial lease financing	21,427	1,070	4.99		21,979	990	4.51
Non-U.S. commercial	30,096	1,091	3.62		32,899	1,406	4.27
Total commercial	307,365	12,070	3.93		352,040	13,651	3.88
Total loans and leases	958,331	51,356	5.36		948,805	49,045	5.17
Other earning assets	117,189	3,919	3.34		130,063	5,105	3.92
Total earning assets (8)	1,897,573	76,299	4.02		1,830,193	78,838	4.31
Cash and cash equivalents (1)	174,621	368			196,237	379
Other assets, less allowance for loan and lease losses	367,408				416,638
Total assets	$2,439,602				$2,443,068

(1)	Fees earned on overnight deposits placed with the Federal Reserve, which were included in the time deposits placed and other short-term investments line in prior periods, have been reclassified to cash and cash equivalents, consistent with the balance sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.
(2)	Yields on AFS debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.
(3)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(4)	Includes non-U.S. residential mortgages of $410 million and $622 million for the year ended December 31, 2010 and 2009.
(5)	Includes non-U.S. consumer loans of $7.9 billion and $8.0 billion for the year ended December 31, 2010 and 2009.
(6)	Includes consumer finance loans of $2.1 billion and $2.4 billion, other non-U.S. consumer loans of $731 million and $657 million, and consumer overdrafts of $111 million and $217 million for the year ended December 31, 2010 and 2009.
(7)	Includes U.S. commercial real estate loans of $57.3 billion and $70.7 billion, and non-U.S. commercial real estate loans of $2.7 billion for both the years ended December 31, 2010 and 2009.
(8)	Interest income includes the impact of interest rate risk management contracts, which decreased interest income on the underlying assets $1.4 billion and $456 million for the year ended December 31, 2010 and 2009. Interest expense includes the impact of interest rate risk management contracts, which decreased interest expense on the underlying liabilities $3.5 billion and $3.0 billion for the year ended December 31, 2010 and 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)

(Dollars in millions)

	Year Ended December 31
	2010				2009
	Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$36,649	$157	0.43	%	$33,671	$215	0.64	%
NOW and money market deposit accounts	441,589	1,405	0.32		358,712	1,557	0.43
Consumer CDs and IRAs	142,648	1,723	1.21		218,041	5,054	2.32
Negotiable CDs, public funds and other time deposits	17,683	226	1.28		37,796	473	1.25
Total U.S. interest-bearing deposits	638,569	3,511	0.55		648,220	7,299	1.13
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	18,102	144	0.80		18,688	145	0.78
Governments and official institutions	3,349	10	0.28		6,270	16	0.26
Time, savings and other	55,059	332	0.60		57,045	347	0.61
Total non-U.S. interest-bearing deposits	76,510	486	0.64		82,003	508	0.62
Total interest-bearing deposits	715,079	3,997	0.56		730,223	7,807	1.07
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	430,329	3,699	0.86		488,644	5,512	1.13
Trading account liabilities	91,669	2,571	2.80		72,207	2,075	2.87
Long-term debt	490,497	13,707	2.79		446,634	15,413	3.45
Total interest-bearing liabilities (8)	1,727,574	23,974	1.39		1,737,708	30,807	1.77
Noninterest-bearing sources:
Noninterest-bearing deposits	273,507				250,743
Other liabilities	205,290				209,972
Shareholders’ equity	233,231				244,645
Total liabilities and shareholders’ equity	$2,439,602				$2,443,068
Net interest spread			2.63	%			2.54	%
Impact of noninterest-bearing sources			0.13				0.08
Net interest income/yield on earning assets (1)		$52,325	2.76	%		$48,031	2.62	%

For footnotes see page 13.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1)

(Dollars in millions)

	Year Ended December 31
	2010				2009
	Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (2)	$27,419	$293	1.07	%	$27,465	$337	1.23	%
Federal funds sold and securities borrowed or purchased under agreements to resell (2)	256,943	1,538	0.60		235,764	2,666	1.13
Trading account assets (2)	213,745	7,263	3.40		217,048	8,286	3.82
Debt securities (2)	323,946	13,256	4.09		271,048	13,754	5.07
Loans and leases:
Residential mortgage	245,727	11,736	4.78		249,335	13,535	5.43
Home equity	145,860	5,990	4.11		154,761	6,736	4.35
Discontinued real estate	13,830	527	3.81		17,340	1,082	6.24
U.S. credit card	117,962	12,644	10.72		52,378	5,666	10.82
Non-U.S. credit card	28,011	3,450	12.32		19,655	2,122	10.80
Direct/Indirect consumer	96,649	4,753	4.92		99,993	6,016	6.02
Other consumer	2,927	186	6.34		3,303	237	7.17
Total consumer	650,966	39,286	6.04		596,765	35,394	5.93
U.S. commercial (2)	195,895	8,001	4.08		223,813	8,984	4.01
Commercial real estate	59,947	2,000	3.34		73,349	2,372	3.23
Commercial lease financing	21,427	1,070	4.99		21,979	990	4.51
Non-U.S. commercial (2)	30,096	1,092	3.63		32,899	1,406	4.27
Total commercial	307,365	12,163	3.96		352,040	13,752	3.91
Total loans and leases	958,331	51,449	5.37		948,805	49,146	5.18
Other earning assets	117,189	3,919	3.34		130,063	5,105	3.92
Total earning assets - excluding hedge impact	1,897,573	77,718	4.10		1,830,193	79,294	4.33
Net hedge expense on assets		(1,419)				(456)
Total earning assets - including hedge impact	1,897,573	76,299	4.02		1,830,193	78,838	4.31
Cash and cash equivalents	174,621	368			196,237	379
Other assets, less allowance for loan and lease losses	367,408				416,638
Total assets	$2,439,602				$2,443,068

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest income and interest expense is presented below.

Interest income excludes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Year Ended December 31
	2010	2009
Time deposits placed and other short-term investments	$(1)	$(3)
Federal funds sold and securities borrowed or purchased under agreements to resell	294	228
Trading account assets	(213)	(50)
Debt securities	(1,406)	(530)
U.S. commercial	(92)	(101)
Non-U.S. commercial	(1)	—

Net hedge expense on assets	$(1,419)	$(456)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis - Isolating Hedge Income/Expense (1) (continued)

(Dollars in millions)

	Year Ended December 31
	2010				2009
	Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$36,649	$157	0.43	%	$33,671	$215	0.64	%
NOW and money market deposit accounts (2)	441,589	1,406	0.32		358,712	1,558	0.43
Consumer CDs and IRAs (2)	142,648	1,536	1.08		218,041	4,841	2.22
Negotiable CDs, public funds and other time deposits (2)	17,683	213	1.21		37,796	459	1.22
Total U.S. interest-bearing deposits	638,569	3,312	0.52		648,220	7,073	1.09
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries (2)	18,102	72	0.40		18,688	95	0.51
Governments and official institutions	3,349	10	0.28		6,270	16	0.26
Time, savings and other	55,059	332	0.60		57,045	346	0.61
Total non-U.S. interest-bearing deposits	76,510	414	0.54		82,003	457	0.56
Total interest-bearing deposits	715,079	3,726	0.52		730,223	7,530	1.03
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings (2)	430,329	2,971	0.69		488,644	4,682	0.96
Trading account liabilities	91,669	2,571	2.80		72,207	2,075	2.87
Long-term debt (2)	490,497	18,197	3.71		446,634	19,526	4.37
Total interest-bearing liabilities - excluding hedge impact	1,727,574	27,465	1.59		1,737,708	33,813	1.95
Net hedge income on liabilities		(3,491)				(3,006)
Total interest-bearing liabilities - including hedge impact	1,727,574	23,974	1.39		1,737,708	30,807	1.77
Noninterest-bearing sources:
Noninterest-bearing deposits	273,507				250,743
Other liabilities	205,290				209,972
Shareholders’ equity	233,231				244,645
Total liabilities and shareholders’ equity	$2,439,602				$2,443,068
Net interest spread			2.51				2.38
Impact of noninterest-bearing sources			0.14				0.11
Net interest income/yield on earning assets - excluding hedge impact		50,253	2.65	%		45,481	2.49	%
Net impact of hedge income (expense)		2,072	0.11			2,550	0.13
Net interest income/yield on earning assets		$52,325	2.76	%		$48,031	2.62	%

(1)	This table presents a non-GAAP financial measure. The impact of interest rate risk management derivatives is shown separately. Interest income and interest expense amounts, and the yields and rates have been adjusted. Management believes this presentation is useful to investors because it adjusts for the impact of our hedging decisions and provides a better understanding of our hedging activities. The impact of interest rate risk management derivatives is not material to the average balances presented above.
(2)	The impact of interest rate risk management derivatives on interest income and interest expense is presented below.

Interest expense excludes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Year Ended December 31
	2010	2009
NOW and money market deposit accounts	$(1)	$(1)
Consumer CDs and IRAs	187	213
Negotiable CDs, public funds and other time deposits	13	14
Banks located in non-U.S. countries	72	51
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	728	830
Long-term debt	(4,490)	(4,113)

Net hedge income on liabilities	$(3,491)	$(3,006)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries

Debt Securities and Available-for-Sale Marketable Equity Securities

(Dollars in millions)

	December 31, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$49,413	$604	$(912)	$49,105
Mortgage-backed securities:
Agency	190,409	3,048	(2,240)	191,217
Agency collateralized mortgage obligations	36,639	401	(23)	37,017
Non-agency residential	23,458	588	(929)	23,117
Non-agency commercial	6,167	686	(1)	6,852
Non-U.S. securities	4,054	92	(7)	4,139
Corporate bonds	5,157	144	(10)	5,291
Other taxable securities (1)	15,514	39	(161)	15,392

Total taxable securities	$330,811	$5,602	$(4,283)	$332,130
Tax-exempt securities	5,687	32	(222)	5,497

Total available-for-sale debt securities	$336,498	$5,634	$(4,505)	$337,627

Held-to-maturity debt securities	427	—	—	427

Total debt securities	$336,925	$5,634	$(4,505)	$338,054

Available-for-sale marketable equity securities (2)	$8,650	$10,628	$(13)	$19,265

	September 30, 2010
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$53,153	$499	$(1,602)	$52,050
Mortgage-backed securities:
Agency	162,143	3,785	(103)	165,825
Agency collateralized mortgage obligations	38,856	478	(73)	39,261
Non-agency residential	25,716	738	(669)	25,785
Non-agency commercial	6,632	943	(22)	7,553
Non-U.S. securities	3,960	95	(468)	3,587
Corporate bonds	5,888	256	(20)	6,124
Other taxable securities (1)	16,534	57	(322)	16,269

Total taxable securities	$312,882	$6,851	$(3,279)	$316,454
Tax-exempt securities	5,882	159	(71)	5,970

Total available-for-sale debt securities	$318,764	$7,010	$(3,350)	$322,424

Held-to-maturity debt securities	438	—	—	438

Total debt securities	$319,202	$7,010	$(3,350)	$322,862

Available-for-sale marketable equity securities (2)	$8,598	$9,868	$(28)	$18,438

(1)	Substantially all asset-backed securities.
(2)	Classified in other assets on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries

Quarterly Results by Business Segment

(Dollars in millions)

	Fourth Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$12,709	$1,945	$4,203	$1,131	$1,881	$1,992	$1,488	$69
Noninterest income (loss)	9,959	939	2,043	(647)	655	3,575	2,791	603

Total revenue, net of interest expense	22,668	2,884	6,246	484	2,536	5,567	4,279	672

Provision for credit losses	5,129	41	2,141	1,198	(132)	(112)	155	1,838
Noninterest expense	20,864	3,153	1,746	6,038	998	4,436	3,587	906

Income (loss) before income taxes	(3,325)	(310)	2,359	(6,752)	1,670	1,243	537	(2,072)
Income tax expense (benefit) (2)	(2,081)	(109)	874	(1,781)	629	519	205	(2,418)

Net income (loss)	$(1,244)	$(201)	$1,485	$(4,971)	$1,041	$724	$332	$346

Average
Total loans and leases	$940,614	n/m	$167,156	$124,934	$194,825	$100,620	$100,586	$252,154
Total assets (3)	2,370,258	$431,193	167,745	219,192	311,406	741,300	290,995	n/m
Total deposits	1,007,738	406,278	n/m	n/m	156,598	115,325	253,402	44,282
Allocated equity	235,525	24,103	27,499	24,451	40,732	49,765	18,260	50,715

Period end
Total loans and leases	$940,440	n/m	$167,367	$122,935	$193,573	$100,010	$101,020	$255,155
Total assets (3)	2,264,909	$432,334	169,762	213,455	310,131	655,535	297,301	n/m
Total deposits	1,010,430	406,856	n/m	n/m	161,260	111,447	266,444	38,162

	Third Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$12,717	$1,922	$4,361	$1,346	$1,874	$1,874	$1,376	$(36)
Noninterest income	14,265	1,138	1,350	2,398	685	5,302	2,609	783

Total revenue, net of interest expense	26,982	3,060	5,711	3,744	2,559	7,176	3,985	747

Provision for credit losses	5,396	62	3,177	1,302	554	(157)	128	330
Noninterest expense	27,216	2,693	12,099	2,979	1,000	4,446	3,449	550

Income (loss) before income taxes	(5,630)	305	(9,565)	(537)	1,005	2,887	408	(133)
Income tax expense (benefit) (2)	1,669	110	306	(193)	368	1,439	151	(512)

Net income (loss)	$(7,299)	$195	$(9,871)	$(344)	$637	$1,448	$257	$379

Average
Total loans and leases	$934,860	n/m	$171,191	$127,713	$198,839	$98,847	$99,318	$238,457
Total assets (3)	2,379,397	$433,203	177,634	223,133	315,632	745,097	264,068	n/m
Total deposits	973,846	408,009	n/m	n/m	148,534	106,865	237,878	44,586
Allocated equity	233,978	24,382	35,270	26,628	41,172	52,519	18,070	35,937

Period end
Total loans and leases	$933,910	n/m	$168,845	$127,701	$195,858	$99,476	$99,772	$241,837
Total assets (3)	2,339,660	$431,604	169,813	215,592	302,684	747,917	265,529	n/m
Total deposits	977,322	406,340	n/m	n/m	150,981	109,956	243,586	37,130

	Fourth Quarter 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$11,896	$1,765	$4,878	$1,275	$2,082	$2,150	$1,386	$(1,640)
Noninterest income	13,517	1,644	2,208	2,516	734	3,449	2,662	304

Total revenue, net of interest expense	25,413	3,409	7,086	3,791	2,816	5,599	4,048	(1,336)

Provision for credit losses	10,110	75	6,854	2,249	1,843	547	53	(1,511)
Noninterest expense	16,385	2,326	1,877	3,164	930	3,594	3,143	1,351

Income (loss) before income taxes	(1,082)	1,008	(1,645)	(1,622)	43	1,458	852	(1,176)
Income tax expense (benefit) (2)	(888)	398	(651)	(628)	74	23	323	(427)

Net income (loss)	$(194)	$610	$(994)	$(994)	$(31)	$1,435	$529	$(749)

Average
Total loans and leases	$905,913	n/m	$199,756	$132,326	$219,239	$99,635	$100,238	$154,038
Total assets (3)	2,431,024	$441,478	215,447	232,827	301,865	746,258	249,353	n/m
Total deposits	995,160	416,534	n/m	n/m	143,182	108,544	223,055	78,635
Allocated equity	250,599	23,876	41,696	26,214	42,307	51,523	17,409	47,574

Period end
Total loans and leases	$900,128	n/m	$196,289	$131,302	$215,237	$95,930	$99,571	$161,153
Total assets (3)	2,230,232	$444,612	212,668	232,588	295,947	649,876	250,963	n/m
Total deposits	991,611	419,583	n/m	n/m	147,023	102,093	224,839	65,434

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 period for Global Card Services is presented on a managed basis with a corresponding offset in All Other.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries

Year-to-Date Results by Business Segment

(Dollars in millions)

	Year Ended December 31, 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$52,693	$8,128	$17,821	$4,690	$8,086	$7,989	$5,831	$148
Noninterest income	58,697	5,053	7,800	5,957	2,817	20,509	10,840	5,721

Total revenue, net of interest expense	111,390	13,181	25,621	10,647	10,903	28,498	16,671	5,869

Provision for credit losses	28,435	201	12,648	8,490	1,971	(155)	646	4,634
Noninterest expense	83,108	10,831	17,353	15,163	3,874	18,038	13,598	4,251

Income (loss) before income taxes	(153)	2,149	(4,380)	(13,006)	5,058	10,615	2,427	(3,016)
Income tax expense (benefit) (2)	2,085	797	2,223	(4,085)	1,877	4,296	1,080	(4,103)

Net income (loss)	$(2,238)	$1,352	$(6,603)	$(8,921)	$3,181	$6,319	$1,347	$1,087

Average
Total loans and leases	$958,331	n/m	$176,232	$129,236	$203,339	$98,604	$99,491	$250,956
Total assets (3)	2,439,602	$435,994	181,766	226,352	306,302	758,958	266,638	n/m
Total deposits	988,586	411,001	n/m	n/m	148,565	109,792	236,350	55,769
Allocated equity	233,231	24,204	36,567	26,170	41,624	52,604	18,098	33,964

Period end
Total loans and leases	$940,440	n/m	$167,367	$122,935	$193,573	$100,010	$101,020	$255,155
Total assets (3)	2,264,909	$432,334	169,762	213,455	310,131	655,535	297,301	n/m
Total deposits	1,010,430	406,856	n/m	n/m	161,260	111,447	266,444	38,162

	Year Ended December 31, 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Net interest income (2)	$48,410	$7,089	$19,972	$4,975	$8,054	$9,553	$5,988	$(7,221)
Noninterest income	72,534	6,801	9,074	11,928	3,087	23,070	10,149	8,425

Total revenue, net of interest expense	120,944	13,890	29,046	16,903	11,141	32,623	16,137	1,204

Provision for credit losses	48,570	343	29,553	11,244	7,768	1,998	1,061	(3,397)
Noninterest expense	66,713	9,501	7,726	11,705	3,833	15,921	12,397	5,630

Income (loss) before income taxes	5,661	4,046	(8,233)	(6,046)	(460)	14,704	2,679	(1,029)
Income tax expense (benefit) (2)	(615)	1,470	(2,972)	(2,195)	(170)	4,646	963	(2,357)

Net income (loss)	$6,276	$2,576	$(5,261)	$(3,851)	$(290)	$10,058	$1,716	$1,328

Average
Total loans and leases	$948,805	n/m	$211,981	$130,519	$229,102	$110,811	$103,384	$162,302
Total assets (3)	2,443,068	$431,564	228,438	230,123	283,936	778,870	249,887	n/m
Total deposits	980,966	406,823	n/m	n/m	129,832	104,868	225,979	88,736
Allocated equity	244,645	23,594	41,031	20,530	41,931	49,502	16,582	51,475

Period end
Total loans and leases	$900,128	n/m	$196,289	$131,302	$215,237	$95,930	$99,571	$161,153
Total assets (3)	2,230,232	$444,612	212,668	232,588	295,947	649,876	250,963	n/m
Total deposits	991,611	419,583	n/m	n/m	147,023	102,093	224,839	65,434

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 period for Global Card Services is presented on a managed basis with a corresponding offset in All Other.
(2)	Fully taxable-equivalent basis
(3)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries

Deposits Segment Results

(Dollars in millions)

	Year Ended December 31				Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
	2010		2009		2010		2010		2010		2010		2009
Net interest income (1):
Direct	$8,564		$7,124		$2,243		$2,290		$2,085		$1,946		$1,828
Residual	(436)		(35)		(298)		(368)		30		200		(63)

Total net interest income	8,128		7,089		1,945		1,922		2,115		2,146		1,765
Noninterest income:
Service charges	5,058		6,796		946		1,138		1,494		1,480		1,645
All other income (loss)	(5)		5		(7)		—		(5)		7		(1)

Total noninterest income	5,053		6,801		939		1,138		1,489		1,487		1,644

Total revenue, net of interest expense	13,181		13,890		2,884		3,060		3,604		3,633		3,409

Provision for credit losses	201		343		41		62		61		37		75
Noninterest expense	10,831		9,501		3,153		2,693		2,490		2,495		2,326

Income (loss) before income taxes	2,149		4,046		(310)		305		1,053		1,101		1,008
Income tax expense (benefit) (1)	797		1,470		(109)		110		385		411		398

Net income (loss)	$1,352		$2,576		$(201)		$195		$668		$690		$610

Net interest yield (1)	1.99	%	1.75	%	1.91	%	1.87	%	2.05	%	2.11	%	1.69	%
Return on average equity	5.58		10.92		n/m		3.17		11.07		11.60		10.14
Efficiency ratio (1)	82.17		68.40		109.32		88.03		69.08		68.67		68.23

Balance sheet

Average
Total earning assets (2)	$409,359		$405,104		$403,962		$407,025		$414,178		$412,390		$414,798
Total assets (2)	435,994		431,564		431,193		433,203		440,627		439,070		441,478
Total deposits	411,001		406,823		406,278		408,009		415,669		414,169		416,534
Allocated equity	24,204		23,594		24,103		24,382		24,212		24,116		23,876

Period end
Total earning assets (2)	$403,926		$417,713		$403,926		$405,552		$410,919		$416,174		$417,713
Total assets (2)	432,334		444,612		432,334		431,604		436,932		442,525		444,612
Total deposits	406,856		419,583		406,856		406,340		411,679		417,541		419,583

(1)	Fully taxable-equivalent basis
(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries

Deposits Key Indicators

(Dollars in millions, except as noted)

	Year Ended December 31				Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
	2010		2009		2010		2010		2010		2010		2009
Average deposit balances
Checking	$147,248		$134,179		$148,860		$147,112		$149,198		$143,767		$138,997
Savings	34,762		31,614		35,079		35,135		35,467		33,345		31,995
MMS	121,352		94,330		123,472		122,959		122,089		116,796		108,848
CDs and IRAs	104,289		143,519		95,246		99,690		105,598		116,911		133,714
Non-U.S. and other	3,350		3,181		3,621		3,113		3,317		3,350		2,980

Total average deposit balances	$411,001		$406,823		$406,278		$408,009		$415,669		$414,169		$416,534

Deposit spreads (excludes noninterest costs)
Checking	3.75	%	3.99	%	3.61	%	3.76	%	3.82	%	3.82	%	3.82	%
Savings	3.64		3.81		3.51		3.63		3.70		3.73		3.67
MMS	1.18		0.43		1.55		1.53		0.84		0.77		0.59
CDs and IRAs	0.23		0.04		0.32		0.28		0.22		0.12		0.02
Non-U.S. and other	4.10		3.58		3.84		4.31		4.14		4.15		3.45
Total deposit spreads	2.08		1.74		2.19		2.22		2.01		1.90		1.73

Online banking (end of period)
Active accounts (units in thousands)	29,345		29,600		29,345		29,313		29,195		29,850		29,600
Active billpay accounts (units in thousands)	14,986		14,966		14,986		14,941		14,902		15,078		14,966

Bank of America maintains a strong active online banking customer base with 29.3 million subscribers.

Bank of America uses a strict Active User standard - customers must have used our online services within the last 90 days.

15.0 million active bill pay users paid $76.8 billion worth of bills this quarter.

Certain prior period amounts have been reclassified to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries

Global Card Services Segment Results (1)

(Dollars in millions)

	Year Ended December 31				Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
	2010		2009		2010		2010		2010		2010		2009
Net interest income (2) :
Direct	$17,872		$19,977		$4,238		$4,405		$4,436		$4,793		$4,887
Residual	(51)		(5)		(35)		(44)		3		25		(9)

Total net interest income	17,821		19,972		4,203		4,361		4,439		4,818		4,878
Noninterest income:
Card income	7,658		8,553		2,000		1,877		1,900		1,881		2,093
All other income (loss)	142		521		43		(527)		522		104		115

Total noninterest income	7,800		9,074		2,043		1,350		2,422		1,985		2,208

Total revenue, net of interest expense	25,621		29,046		6,246		5,711		6,861		6,803		7,086

Provision for credit losses	12,648		29,553		2,141		3,177		3,795		3,535		6,854
Goodwill impairment	10,400		—		—		10,400		—		—		—
All other noninterest expense (3)	6,953		7,726		1,746		1,699		1,776		1,732		1,877

Income (loss) before income taxes	(4,380)		(8,233)		2,359		(9,565)		1,290		1,536		(1,645)
Income tax expense (benefit) (2)	2,223		(2,972)		874		306		470		573		(651)

Net income (loss)	$(6,603)		$(5,261)		$1,485		$(9,871)		$820		$963		$(994)

Net interest yield (2)	10.10	%	9.43	%	9.94	%	10.09	%	10.01	%	10.32	%	9.71	%
Return on average equity	n/m		n/m		21.41		n/m		8.12		9.05		n/m
Efficiency ratio (2)	67.73		26.60		27.97		n/m		25.86		25.48		26.48
Efficiency ratio, excluding goodwill impairment impact (2, 3)	27.14		26.60		27.97		29.75		25.86		25.48		26.48

Balance sheet

Average
Total loans and leases	$176,232		$211,981		$167,156		$171,191		$177,571		$189,307		$199,756
Total earning assets	176,525		211,737		167,716		171,456		177,868		189,353		199,383
Total assets	181,766		228,438		167,745		177,634		186,195		195,845		215,447
Allocated equity	36,567		41,031		27,499		35,270		40,517		43,170		41,696

Period end
Total loans and leases	$167,367		$196,289		$167,367		$168,845		$173,021		$181,763		$196,289
Total earning assets	168,224		196,046		168,224		169,615		173,497		182,267		196,046
Total assets	169,762		212,668		169,762		169,813		183,334		190,996		212,668

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis. (See Exhibit A: Non-GAAP Reconciliations - Global Card Services - Reconciliation on page 48).
(2)	Fully taxable-equivalent basis
(3)	Excludes goodwill impairment of $10.4 billion in the third quarter of 2010 and year ended December 31, 2010.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries

Global Card Services Key Indicators (1)

(Dollars in millions)

	Year Ended December 31				Fourth Quarter		Third Quarter		Second Quarter		First Quarter		Fourth Quarter
	2010		2009		2010		2010		2010		2010		2009
Credit Card Data (2)

Loans
Average
Securitization impact	n/a		$98,453		n/a		n/a		n/a		n/a		$91,705
Held credit card outstandings	$145,973		72,033		$140,130		$142,298		$146,444		$155,225		70,893

Total credit card outstandings	$145,973		$170,486		$140,130		$142,298		$146,444		$155,225		$162,598

Period end
Securitization impact	n/a		$89,715		n/a		n/a		n/a		n/a		$89,715
Held credit card outstandings	$141,250		71,109		$141,250		$140,871		$143,130		$149,555		71,109

Total credit card outstandings	$141,250		$160,824		$141,250		$140,871		$143,130		$149,555		$160,824

Credit Quality
Charge-offs $
Securitization impact	n/a		$11,399		n/a		n/a		n/a		n/a		$2,926
Held net charge-offs	$15,234		7,786		$2,911		$3,270		$4,459		$4,594		1,941

Total credit card net losses	$15,234		$19,185		$2,911		$3,270		$4,459		$4,594		$4,867

Charge-offs %
Securitization impact	n/a		0.44	%	n/a		n/a		n/a		n/a		1.02	%
Held net charge-offs	10.44	%	10.81		8.24	%	9.12	%	12.21	%	12.00	%	10.86

Total credit card net losses	10.44	%	11.25	%	8.24	%	9.12	%	12.21	%	12.00	%	11.88	%

30+ Delinquency $
Securitization impact	n/a		$6,599		n/a		n/a		n/a		n/a		$6,599
Held delinquency	$7,268		5,011		$7,268		$7,643		$8,256		$10,172		5,011

Total delinquency	$7,268		$11,610		$7,268		$7,643		$8,256		$10,172		$11,610

30+ Delinquency %
Securitization impact	n/a		0.17	%	n/a		n/a		n/a		n/a		0.17	%
Held delinquency	5.15	%	7.05		5.15	%	5.43	%	5.77	%	6.80	%	7.05

Total delinquency	5.15	%	7.22	%	5.15	%	5.43	%	5.77	%	6.80	%	7.22	%

90+ Delinquency $
Securitization impact	n/a		$3,550		n/a		n/a		n/a		n/a		$3,550
Held delinquency	$3,919		2,673		$3,919		$4,007		$4,542		$5,589		2,673

Total delinquency	$3,919		$6,223		$3,919		$4,007		$4,542		$5,589		$6,223

90+ Delinquency %
Securitization impact	n/a		0.11	%	n/a		n/a		n/a		n/a		0.11	%
Held delinquency	2.77	%	3.76		2.77	%	2.84	%	3.17	%	3.74	%	3.76

Total delinquency	2.77	%	3.87	%	2.77	%	2.84	%	3.17	%	3.74	%	3.87	%

Other Global Card Services Key Indicators

Credit card data
Gross interest yield	11.03	%	11.38	%	10.92	%	11.13	%	10.89	%	11.18	%	11.34	%
Risk adjusted margin	2.92		1.92		5.40		3.28		1.33		1.83		1.47
New account growth (in thousands)	2,903		4,174		790		710		664		739		988
Purchase volumes	$213,316		$207,906		$56,458		$54,257		$53,924		$48,677		$54,875

Debit Card Data
Debit purchase volumes	$234,080		$218,241		$60,866		$58,011		$59,136		$56,067		$57,186

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis.
(2)	Credit Card includes U.S., Europe and Canada consumer credit card and does not include business card, debit card and unsecured consumer lending.

n/a = not applicable

Certain prior period amounts have been reclassified to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries

Home Loans & Insurance Segment Results

(Dollars in millions; except as noted)

	Year Ended December 31				Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009
	2010		2009
Net interest income (1):
Direct	$4,763		$4,981		$1,182		$1,405		$995		$1,181		$1,285
Residual	(73)		(6)		(51)		(59)		5		32		(10)

Total net interest income	4,690		4,975		1,131		1,346		1,000		1,213		1,275
Noninterest income:
Mortgage banking income (loss)	3,079		9,321		(1,338)		1,756		1,020		1,641		1,816
Insurance income	2,257		2,346		532		574		561		590		618
All other income	621		261		159		68		214		180		82

Total noninterest income (loss)	5,957		11,928		(647)		2,398		1,795		2,411		2,516

Total revenue, net of interest expense	10,647		16,903		484		3,744		2,795		3,624		3,791

Provision for credit losses	8,490		11,244		1,198		1,302		2,390		3,600		2,249
Goodwill impairment	2,000		—		2,000		—		—		—		—
All other noninterest expense (2)	13,163		11,705		4,038		2,979		2,817		3,329		3,164

Loss before income taxes	(13,006)		(6,046)		(6,752)		(537)		(2,412)		(3,305)		(1,622)
Income tax benefit (1)	(4,085)		(2,195)		(1,781)		(193)		(878)		(1,233)		(628)

Net loss	$(8,921)		$(3,851)		$(4,971)		$(344)		$(1,534)		$(2,072)		$(994)

Net interest yield (1)	2.52	%	2.58	%	2.48	%	2.87	%	2.13	%	2.58	%	2.64%
Efficiency ratio (1)	142.42		69.25		n/m		79.57		100.78		91.85		83.48
Efficiency ratio, excluding goodwill impairment impact (1, 2)	123.63		69.25		n/m		79.57		100.78		91.85		83.48

Balance sheet

Average
Total loans and leases	$129,236		$130,519		$124,934		$127,713		$130,664		$133,745		$132,326
Total earning assets	186,455		193,152		180,960		186,022		188,146		190,805		191,544
Total assets	226,352		230,123		219,192		223,133		229,168		234,116		232,827
Allocated equity	26,170		20,530		24,451		26,628		26,346		27,280		26,214

Period end
Total loans and leases	$122,935		$131,302		$122,935		$127,701		$129,798		$132,428		$131,302
Total earning assets	173,033		188,349		173,033		178,970		188,091		183,898		188,349
Total assets	213,455		232,588		213,455		215,592		225,492		224,570		232,588

Period end (in billions)
Mortgage servicing portfolio (3)	$2,056.8		$2,150.8		$2,056.8		$2,079.5		$2,127.6		$2,143.7		$2,150.8

(1)	Fully taxable-equivalent basis
(2)	Excludes goodwill impairment of $2.0 billion in the fourth quarter of 2010 and year ended December 31, 2010.
(3)	Servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries

Home Loans & Insurance Key Indicators

(Dollars in millions, except as noted)

	Year Ended December 31				Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009
	2010		2009
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$19,465		$12,733		$12,251		$14,745		$18,842		$19,465		$17,539
Merrill Lynch balance, January 1, 2009	—		209		—		—		—		—		—
Net additions	3,515		5,728		757		745		882		1,131		1,035
Impact of customer payments	(3,759)		(4,491)		(799)		(923)		(981)		(1,056)		(1,089)
Other changes in MSR fair value	(4,321)		5,286		2,691		(2,316)		(3,998)		(698)		1,980

Balance, end of period	$14,900		$19,465		$14,900		$12,251		$14,745		$18,842		$19,465

Capitalized mortgage servicing rights
(% of loans serviced)	92	bps	113	bps	92	bps	73	bps	86	bps	110	bps	113	bps
Mortgage loans serviced for investors (in billions)	$1,628		$1,716		$1,628		$1,669		$1,706		$1,717		$1,716

Loan production:
Home Loans & Insurance
First mortgage	$287,236		$354,506		$81,255		$69,875		$69,141		$66,965		$83,503
Home equity	7,626		10,488		2,024		2,000		1,831		1,771		2,420
Total Corporation (1)
First mortgage	298,038		378,105		84,673		71,925		71,938		69,502		86,588
Home equity	8,437		13,214		2,137		2,136		2,137		2,027		2,787

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$6,098		$7,352		$1,538		$1,849		$1,428		$1,283		$1,576
Representations and warranties	(6,786)		(1,851)		(4,140)		(872)		(1,248)		(526)		(516)

Total production income (loss)	(688)		5,501		(2,602)		977		180		757		1,060

Servicing income:
Servicing fees	6,475		6,219		1,634		1,623		1,649		1,569		1,601
Impact of customer payments	(3,760)		(4,491)		(799)		(924)		(981)		(1,056)		(1,089)
Fair value changes of MSRs, net of economic hedge results (2)	376		1,539		257		(90)		12		197		95
Other servicing-related revenue	676		553		172		170		160		174		149

Total net servicing income	3,767		3,820		1,264		779		840		884		756

Total Home Loans & Insurance mortgage banking income (loss)	3,079		9,321		(1,338)		1,756		1,020		1,641		1,816
Other business segments’ mortgage banking loss (3)	(345)		(530)		(81)		(1)		(122)		(141)		(164)

Total consolidated mortgage banking income (loss)	$2,734		$8,791		$(1,419)		$1,755		$898		$1,500		$1,652

(1)	In addition to loan production in Home Loans & Insurance, the remaining first mortgage and home equity loan production is primarily in GWIM.
(2)	Includes sale of mortgage servicing rights.
(3)	Includes the effect of transfers of mortgage loans from Home Loans & Insurance to the ALM portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries

Global Commercial Banking Segment Results

(Dollars in millions)

	Year Ended December 31				Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009

	2010		2009
Net interest income (1):
Direct	$8,316		$8,072		$2,039		$2,065		$2,103		$2,109		$2,113
Residual	(230)		(18)		(158)		(191)		15		104		(31)

Total net interest income	8,086		8,054		1,881		1,874		2,118		2,213		2,082
Noninterest income:
Service charges	2,105		2,078		506		528		528		543		522
All other income	712		1,009		149		157		132		274		212

Total noninterest income	2,817		3,087		655		685		660		817		734

Total revenue, net of interest expense	10,903		11,141		2,536		2,559		2,778		3,030		2,816

Provision for credit losses	1,971		7,768		(132)		554		623		926		1,843
Noninterest expense	3,874		3,833		998		1,000		909		967		930

Income (loss) before income taxes	5,058		(460)		1,670		1,005		1,246		1,137		43
Income tax expense (benefit) (1)	1,877		(170)		629		368		456		424		74

Net income (loss)	$3,181		$(290)		$1,041		$637		$790		$713		$(31)

Net interest yield (1)	2.94	%	3.19	%	2.66	%	2.61	%	3.13	%	3.39	%	3.04%
Return on average equity	7.64		n/m		10.14		6.14		7.55		6.78		n/m
Efficiency ratio (1)	35.52		34.40		39.32		39.06		32.73		31.92		33.02

Balance sheet

Average
Total loans and leases	$203,339		$229,102		$194,825		$198,839		$206,111		$213,841		$219,239
Total earning assets (2)	275,356		252,309		280,094		284,941		271,566		264,549		271,354
Total assets (2)	306,302		283,936		311,406		315,632		302,842		295,043		301,865
Total deposits	148,565		129,832		156,598		148,534		145,427		143,557		143,182
Allocated equity	41,624		41,931		40,732		41,172		41,971		42,645		42,307

Period end
Total loans and leases	$193,573		$215,237		$193,573		$195,858		$203,173		$211,255		$215,237
Total earning assets (2)	277,551		264,855		277,551		271,411		272,830		271,288		264,855
Total assets (2)	310,131		295,947		310,131		302,684		303,996		301,622		295,947
Total deposits	161,260		147,023		161,260		150,981		147,400		145,654		147,023

(1)	Fully taxable-equivalent basis
(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries

Global Commercial Banking Key Indicators

(Dollars in millions)

	Year Ended December 31				Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009
	2010		2009
Revenue, net of interest expense by service segment
Business lending	$6,587		$6,886		$1,501		$1,555		$1,654		$1,877		$1,745
Treasury services	4,316		4,255		1,035		1,004		1,124		1,153		1,071

Total revenue, net of interest expense (1)	$10,903		$11,141		$2,536		$2,559		$2,778		$3,030		$2,816

Average loans and leases by product
U.S. commercial	$104,154		$118,709		$102,913		$101,446		$104,261		$108,081		$111,341
Commercial real estate	51,771		62,452		45,853		49,748		53,721		57,917		60,352
Direct/Indirect consumer	45,068		45,243		43,711		45,400		45,776		45,400		45,002
Other	2,346		2,698		2,348		2,245		2,353		2,443		2,544

Total average loans and leases	$203,339		$229,102		$194,825		$198,839		$206,111		$213,841		$219,239

Loan spread	2.30	%	2.05	%	2.27	%	2.29	%	2.32	%	2.30	%	2.18%

Credit quality
Reservable utilized criticized exposure (2)	$32,816		$41,225		$32,816		$36,332		$37,613		$39,586		$41,225
	16.74	%	18.75	%	16.74	%	18.45	%	18.50	%	18.53	%	18.75%
Nonperforming loans, leases and foreclosed properties (3)	$8,681		$11,083		$8,681		$9,414		$10,027		$10,814		$11,083
	4.47	%	5.12	%	4.47	%	4.79	%	4.92	%	5.10	%	5.13%

Average deposit balances
Interest-bearing	$54,320		$51,074		$55,346		$53,558		$54,187		$54,183		$53,862
Noninterest-bearing	94,245		78,758		101,252		94,976		91,240		89,374		89,320

Total	$148,565		$129,832		$156,598		$148,534		$145,427		$143,557		$143,182

(1)	Fully taxable-equivalent basis
(2)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees and commercial letters of credit.
(3)	Nonperforming loans, leases and foreclosed properties are presented on an end-of-period basis. The nonperforming ratio is calculated as nonperforming loans, leases and foreclosed properties divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries

Global Banking & Markets Segment Results

(Dollars in millions)

	Year Ended		Fourth	Third	Second	First	Fourth
	December 31		Quarter	Quarter	Quarter	Quarter	Quarter
	2010	2009	2010	2010	2010	2010	2009
Net interest income (1) :
Direct	$8,086	$9,793	$2,059	$1,955	$1,968	$2,104	$2,215
Residual	(97)	(240)	(67)	(81)	9	42	(65)

Total net interest income	7,989	9,553	1,992	1,874	1,977	2,146	2,150
Noninterest income:
Service charges	2,126	2,044	558	520	529	519	565
Investment and brokerage services	2,441	2,662	561	581	676	623	596
Investment banking income	5,408	5,927	1,584	1,306	1,301	1,217	1,970
Trading account profits	9,689	11,803	962	2,453	1,202	5,072	1,377
All other income (loss)	845	634	(90)	442	320	173	(1,059)

Total noninterest income	20,509	23,070	3,575	5,302	4,028	7,604	3,449

Total revenue, net of interest expense	28,498	32,623	5,567	7,176	6,005	9,750	5,599

Provision for credit losses	(155)	1,998	(112)	(157)	(133)	247	547
Noninterest expense	18,038	15,921	4,436	4,446	4,788	4,368	3,594

Income before income taxes	10,615	14,704	1,243	2,887	1,350	5,135	1,458
Income tax expense (1)	4,296	4,646	519	1,439	422	1,916	23

Net income	$6,319	$10,058	$724	$1,448	$928	$3,219	$1,435

Return on average equity	12.01%	20.32%	5.77%	10.94%	7.00%	23.71%	11.05%
Efficiency ratio (1)	63.30	48.80	79.69	61.96	79.73	44.80	64.19

Sales and trading revenue
Fixed income, currency and commodities	$13,158	$12,723	$1,800	$3,527	$2,316	$5,515	$1,270
Equity income	4,145	4,902	789	974	852	1,530	950

Total sales and trading revenue (2)	$17,303	$17,625	$2,589	$4,501	$3,168	$7,045	$2,220

Balance sheet

Average
Total trading-related assets (3)	$499,433	$508,163	$478,574	$497,954	$512,566	$508,986	$493,700
Total loans and leases	98,604	110,811	100,620	98,847	95,902	99,027	99,635
Total market-based earning assets	504,360	481,376	475,021	494,771	521,010	527,316	490,557
Total earning assets (4)	598,613	588,252	581,470	584,986	607,915	620,663	585,394
Total assets (4)	758,958	778,870	741,300	745,097	771,267	778,731	746,258
Total deposits	109,792	104,868	115,325	106,865	112,959	103,925	108,544
Allocated equity	52,604	49,502	49,765	52,519	53,138	55,053	51,523

Period end
Total trading-related assets (3)	$413,563	$410,755	$413,563	$508,611	$471,314	$440,524	$410,755
Total loans and leases	100,010	95,930	100,010	99,476	95,647	95,588	95,930
Total market-based earning assets	416,174	404,315	416,174	500,664	463,069	440,304	404,315
Total earning assets (4)	509,269	498,765	509,269	593,911	549,911	530,954	498,765
Total assets (4)	655,535	649,876	655,535	747,917	711,444	687,308	649,876
Total deposits	111,447	102,093	111,447	109,956	105,942	104,918	102,093

Trading-related assets (average)
Trading account securities	$202,650	$202,145	$201,003	$201,500	$204,143	$203,998	$200,914
Reverse repurchases	176,870	163,413	160,266	174,297	184,146	189,118	173,574
Securities borrowed	54,360	49,702	50,514	54,782	57,309	54,878	53,092
Derivative assets	65,553	92,903	66,791	67,375	66,968	60,992	66,120

Total trading-related assets (3)	$499,433	$508,163	$478,574	$497,954	$512,566	$508,986	$493,700

(1) Fully taxable-equivalent basis
(2) Sales and trading revenue represents total Global Banking & Markets revenue, net of interest expense as adjusted by the following items:
Total Global Banking & Markets revenue, net of interest expense	$28,498	$32,623	$5,567	$7,176	$6,005	$9,750	$5,599
Total Global Banking revenue, net of interest expense	(9,237)	(11,995)	(2,268)	(2,287)	(2,391)	(2,290)	(2,152)
Investment banking income	(2,454)	(2,848)	(689)	(573)	(596)	(596)	(908)
Fair value option net interest income	(175)	(262)	(39)	(54)	(35)	(47)	(55)
Revenue (loss) shared	671	55	18	239	185	228	(264)
Loss on sale of prime brokerage business	—	52	—	—	—	—	—

Total sales and trading revenue	$17,303	$17,625	$2,589	$4,501	$3,168	$7,045	$2,220

(3)	Includes assets which are not considered earning assets (i.e. derivative assets).
(4)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries

Global Banking & Markets Key Indicators

(Dollars in millions)

	Year Ended				Fourth		Third		Second		First		Fourth
	December 31				Quarter		Quarter		Quarter		Quarter		Quarter
	2010		2009		2010		2010		2010		2010		2009
Investment banking income (1)
Advisory (2)	$1,019		$1,167		$337		$273		$242		$167		$360
Debt issuance	3,267		3,124		869		798		827		773		805
Equity issuance	1,499		1,964		496		341		318		344		893

	5,785		6,255		1,702		1,412		1,387		1,284		2,058
Offset for intercompany fees (3)	(265)		(704)		(112)		(41)		(68)		(44)		(462)

Total investment banking income	$5,520		$5,551		$1,590		$1,371		$1,319		$1,240		$1,596

Global Corporate & Investment Banking Key Indicators

Revenue, net of interest expense - by service segment
Business lending	$3,391		$2,824		$752		$815		$871		$953		$747
Treasury services	2,765		6,689		734		651		711		669		702
Investment banking related (4)	3,075		2,483		781		820		806		668		702

Total revenue, net of interest expense	$9,231		$11,996		$2,267		$2,286		$2,388		$2,290		$2,151

Average deposit balances
Interest-bearing	$55,186		$47,325		$59,076		$55,839		$55,116		$50,614		$49,155
Noninterest-bearing	46,538		48,265		48,519		44,046		49,073		44,497		49,591

Total average deposits	$101,724		$95,590		$107,595		$99,885		$104,189		$95,111		$98,746

Loan spread	1.81	%	1.57	%	1.62	%	1.77	%	1.94	%	1.94	%	1.61%

Provision for credit losses	$(192)		$1,598		$(110)		$(101)		$(191)		$211		$295

Credit quality (5, 6)
Reservable utilized criticized exposure	$5,924		$10,989		$5,924		$7,131		$7,290		$9,664		$10,989
	5.67	%	10.72	%	5.67	%	6.95	%	7.29	%	9.69	%	10.72%
Nonperforming loans, leases and foreclosed properties	$645		$1,240		$645		$992		$905		$922		$1,240
	0.77	%	1.49	%	0.77	%	1.19	%	1.13	%	1.16	%	1.49%
Average loans and leases by product
U.S. commercial	$33,983		$45,436		$33,521		$32,682		$33,594		$36,178		$39,664
Commercial real estate	29		69		24		26		31		36		46
Commercial lease financing	23,392		24,132		23,271		23,356		23,250		23,696		23,873
Non-U.S. commercial	23,964		24,391		26,544		24,646		22,705		21,901		22,375
Direct/Indirect consumer	2		2		2		2		1		2		2
Other	41		57		40		40		42		43		45

Total average loans and leases	$81,411		$94,087		$83,402		$80,752		$79,623		$81,856		$86,005

(1)	Represents total investment banking income for the Corporation, including amounts related to Global Banking & Markets of $5.4 billion and $5.9 billion for the years ended December 31, 2010 and 2009; $1.6 billion, $1.3 billion, $1.3 billion and $1.2 billion for the fourth, third, second and first quarters of 2010 and $2.0 billion for the fourth quarter of 2009, respectively.
(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)	Represents the offset to fees paid on the Corporation's transactions.
(4)	Includes revenue and loss sharing with Global Markets for certain activities and positions.
(5)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.
(6)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries

Investment Banking Product Rankings

	Year Ended December 31, 2010
	Global			U.S.
	Product Ranking	Market Share		Product Ranking	Market Share
High-yield corporate debt	2	10.2	%	2	13.7%
Leveraged loans	1	15.7		1	20.4
Mortgage-backed securities	2	12.1		2	14.0
Asset-backed securities	1	12.5		1	17.0
Convertible debt	3	7.6		3	13.4
Common stock underwriting	4	6.1		3	11.3
Investment grade corporate debt	2	6.1		2	13.0
Syndicated loans	2	8.5		1	20.1
Net investment banking revenue	2	6.8		1	11.7
Announced mergers and acquisitions	6	12.8		5	18.4
Equity capital markets	4	6.3		3	11.7
Debt capital markets	4	6.3		3	10.3

Source: Dealogic data. Figures above include self-led transactions.

•	Rankings based on deal volumes except for investment banking revenue rankings which reflect fees.
•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.
•	Mergers and acquisitions volume rankings are for announced transactions and give full credit to all advisors advising either the target or acquiror.
•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.

Highlights

Global top 3 rankings in:

High-yield corporate debt	Convertible debt
Leveraged loans	Investment grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities

U.S. top 3 rankings in:

High-yield corporate debt	Common stock underwriting
Leveraged loans	Investment grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Equity capital markets
Convertible debt	Debt capital markets

Excluding self-mandated deals:

Global: #1 - Leveraged loans, mortgage-backed securities

Global: #2 - High-yield corporate debt, asset-backed securities, investment grade corporate debt, syndicated loans

Global: #3 - Convertible debt

US: #1 - High-yield corporate debt, leveraged loans, syndicated loans

US: #2 - Mortgage-backed securities, asset-backed securities, investment grade corporate debt

US: #3 - Convertible debt, common stock underwriting, equity capital markets, debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries

Super Senior Collateralized Debt Obligation Exposure

(Dollars in millions)

	December 31, 2010
	Subprime (1)	Retained Positions	Total Subprime	Non- Subprime (2)	Total
Unhedged	$721	$156	$877	$338	$1,215
Hedged (3)	583	—	583	189	772

Total	$1,304	$156	$1,460	$527	$1,987

(1)	Classified as subprime when subprime consumer real estate loans make up at least 35 percent of the ultimate underlying collateral’s original net exposure value.
(2)	Includes highly-rated collateralized loan obligations and commercial mortgage-backed securities super senior exposure.
(3)	Hedged amounts are presented at carrying value before consideration of the insurance.

Credit Default Swaps with Monoline Financial Guarantors

(Dollars in millions)

	December 31, 2010
	Super Senior CDOs		Other Guaranteed Positions		Total
Notional	$3,241		$34,511		$37,752

Mark-to-market or guarantor receivable	2,834		6,367		9,201
Credit valuation adjustment	(2,168)		(3,107)		(5,275)

Total	$666		$3,260		$3,926

Credit valuation adjustment %	77	%	49	%	57%

Gains during the three months ended December 31, 2010	$6		$62		$68

(Writedowns) gains during the year ended December 31, 2010	(386)		362		(24)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management Segment Results

(Dollars in millions, except as noted)

	Year Ended December 31				Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010		First Quarter 2010		Fourth Quarter 2009
	2010		2009
Net interest income (1):
Direct	$6,102		$6,035		$1,675		$1,597		$1,455		$1,375		$1,430
Residual	(271)		(47)		(187)		(221)		19		118		(44)

Total net interest income	5,831		5,988		1,488		1,376		1,474		1,493		1,386
Noninterest income:
Investment and brokerage services	8,832		8,425		2,307		2,134		2,241		2,150		2,161
All other income	2,008		1,724		484		475		566		483		501

Total noninterest income	10,840		10,149		2,791		2,609		2,807		2,633		2,662

Total revenue, net of interest expense	16,671		16,137		4,279		3,985		4,281		4,126		4,048

Provision for credit losses	646		1,061		155		128		121		242		53
Noninterest expense	13,598		12,397		3,587		3,449		3,369		3,193		3,143

Income before income taxes	2,427		2,679		537		408		791		691		852
Income tax expense (1)	1,080		963		205		151		466		258		323

Net income	$1,347		$1,716		$332		$257		$325		$433		$529

Net interest yield (1)	2.37	%	2.64	%	2.18	%	2.24	%	2.48	%	2.63	%	2.41%
Return on average equity	7.44		10.35		7.21		5.65		7.16		9.84		12.07
Efficiency ratio (1)	81.57		76.82		83.83		86.58		78.68		77.38		77.61

Balance sheet
Average
Total loans and leases	$99,491		$103,384		$100,586		$99,318		$99,007		$99,038		$100,238
Total earning assets (2)	245,812		226,856		270,097		243,816		238,401		230,521		227,714
Total assets (2)	266,638		249,887		290,995		264,068		259,143		251,943		249,353
Total deposits	236,350		225,979		253,402		237,878		229,272		224,514		223,055
Allocated equity	18,098		16,582		18,260		18,070		18,205		17,852		17,409

Period end
Total loans and leases	$101,020		$99,571		$101,020		$99,772		$99,351		$98,538		$99,571
Total earning assets (2)	275,598		227,796		275,598		244,418		231,574		237,004		227,796
Total assets (2)	297,301		250,963		297,301		265,529		252,860		258,953		250,963
Total deposits	266,444		224,839		266,444		243,586		229,551		230,044		224,839

(1)	Fully taxable-equivalent basis
(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management - Key Indicators and Metrics (1)

(Dollars in millions, except as noted)

	Year Ended December 31		Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009
	2010	2009
Revenues
Merrill Lynch Global Wealth Management	$13,114	$12,596	$3,547	$3,263	$3,230	$3,074	$3,148
U.S. Trust	2,721	2,596	708	691	681	641	645
Retirement Services	950	910	225	242	244	239	233
Other (2)	(114)	35	(201)	(211)	126	172	22

Total revenues	$16,671	$16,137	$4,279	$3,985	$4,281	$4,126	$4,048

Client Balances (3)
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,577,023	$1,482,057	$1,577,023	$1,522,689	$1,460,283	$1,502,574	$1,482,057
U.S. Trust	367,712	384,238	367,712	360,705	355,202	381,025	384,238
Retirement Services	249,212	229,387	249,212	236,819	227,561	236,185	229,387
Other / Client brokerage assets and assets in custody included in assets under management (2)	44,596	176,830	44,596	48,918	48,717	166,852	176,830

Client Balances by Type
Assets under management (4)	$643,955	$749,851	$643,955	$624,158	$603,306	$750,721	$749,851
Client brokerage assets (5)	1,480,231	1,402,977	1,480,231	1,436,098	1,375,264	1,423,576	1,402,977
Assets under custody	126,203	144,012	126,203	125,784	131,557	144,705	144,012
Client deposits	266,444	224,839	266,444	243,586	229,551	230,044	224,839
Loans and leases	101,020	99,571	101,020	99,772	99,351	98,538	99,571
Less: Client brokerage assets and assets in custody included in assets under management	(379,310)	(348,738)	(379,310)	(360,267)	(347,266)	(360,948)	(348,738)

Total client balances	$2,238,543	$2,272,512	$2,238,543	$2,169,131	$2,091,763	$2,286,636	$2,272,512

Assets Under Management Flows (4)
Liquidity assets under management (6)	$(44,618)	$(97,646)	$(8,912)	$(7,555)	$(7,830)	$(20,321)	$(11,502)
Long-term assets under management (7)	19,986	4,970	6,909	6,097	392	6,588	6,893

Total assets under management	$(24,632)	$(92,676)	$(2,003)	$(1,458)	$(7,438)	$(13,733)	$(4,609)

Associates

Total Wealth Advisors	16,962	16,571	16,962	16,926	16,723	16,604	16,571

Total Client Facing Professionals	20,010	19,439	20,010	19,987	19,732	19,535	19,439

Merrill Lynch Global Wealth Management Metrics

Number of Financial Advisors	15,498	15,171	15,498	15,476	15,288	15,144	15,171

Financial Advisor Productivity (8) (in thousands)	$854	$819	$916	$843	$845	$812	$830

U.S. Trust Metrics

Client Facing Professionals	2,274	2,277	2,274	2,265	2,243	2,270	2,277

(1)	Global Wealth and Investment Management (GWIM) services clients through three primary businesses: Merrill Lynch Global Wealth Management (MLGWM); U.S. Trust, Bank of America Private Wealth Management (U.S. Trust); and Retirement Services.
(2)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and residual net interest income.
(3)	Client balances consists of assets under management, client brokerage assets, assets in custody, client deposits and loans and leases.
(4)	Includes the Columbia Management long-term asset management business through the date of sale on May 1, 2010.
(5)	Client brokerage assets include non-discretionary brokerage and fee-based assets.
(6)	Assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies are less than one year.
(7)	Assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.
(8)	Financial Advisor Productivity is defined as annualized total revenue (excluding residual net interest income) divided by the total number of financial advisors.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries

All Other Results (1)

(Dollars in millions)

	Year Ended		Fourth	Third	Second	First	Fourth
	December 31		Quarter	Quarter	Quarter	Quarter	Quarter
	2010	2009	2010	2010	2010	2010	2009
Net interest income (2) :
Direct	$(1,010)	$(7,572)	$(727)	$(1,000)	$155	$562	$(1,862)
Residual	1,158	351	796	964	(81)	(521)	222

Total net interest income	148	(7,221)	69	(36)	74	41	(1,640)
Noninterest income:
Card income (loss)	2	(896)	2	—	—	—	(432)
Equity investment income	4,532	10,589	1,500	267	2,252	513	2,163
Gains on sales of debt securities	2,314	4,437	858	794	15	647	852
All other income (loss)	(1,127)	(5,705)	(1,757)	(278)	785	123	(2,279)

Total noninterest income	5,721	8,425	603	783	3,052	1,283	304

Total revenue, net of interest expense	5,869	1,204	672	747	3,126	1,324	(1,336)

Provision for credit losses (3)	4,634	(3,397)	1,838	330	1,248	1,218	(1,511)
Merger and restructuring charges	1,820	2,721	370	421	508	521	533
All other noninterest expense	2,431	2,909	536	129	596	1,170	818

Income (loss) before income taxes	(3,016)	(1,029)	(2,072)	(133)	774	(1,585)	(1,176)
Income tax benefit (2)	(4,103)	(2,357)	(2,418)	(512)	(352)	(821)	(427)

Net income (loss)	$1,087	$1,328	$346	$379	$1,126	$(764)	$(749)

Balance sheet

Average
Total loans and leases	$250,956	$162,302	$252,154	$238,457	$257,245	$256,151	$154,038
Total deposits	55,769	88,736	44,282	44,586	64,202	70,417	78,635

Period end
Total loans and leases	$255,155	$161,153	$255,155	$241,837	$254,615	$255,851	$161,153
Total deposits	38,162	65,434	38,162	37,130	56,986	56,466	65,434

(1)	All Other consists of equity investment activities including Global Principal Investments, Corporate Investments and Strategic Investments (including the Corporation’s equity investment in BlackRock, Inc.), the residential mortgage portfolio associated with ALM activities, the residual impact of cost allocation processes, merger and restructuring charges, intersegment eliminations, the results of First Republic Bank prior to its sale on July 1, 2010, fair value adjustments related to certain Merrill Lynch structured notes and the results of certain businesses that are expected to be or have been sold or are in the process of being liquidated. All Other also includes certain amounts associated with ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations, foreign exchange rate fluctuations related to revaluation of non-U.S.-denominated debt issuances, certain gains (losses) on sales of whole mortgage loans, and gains (losses) on sales of debt securities. All Other also includes adjustments to noninterest income and income tax expense to remove the FTE impact of items (primarily low-income housing tax credits) that have been grossed up within noninterest income to a FTE amount in the business segments. In addition, the 2010 periods are presented in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis and include the offsetting securitization impact to present Global Card Services on a managed basis. (See Exhibit A: Non-GAAP Reconciliations - All Other - Reconciliation on page 49).
(2)	Fully taxable-equivalent basis
(3)	The 2010 periods are presented in accordance with the new consolidation guidance. The 2009 periods represent the provision for credit losses for All Other combined with the Global Card Services securitization offset.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries

Equity Investments

(Dollars in millions)

	Global Principal Investments Exposures				Equity Investment Income
	December 31, 2010			September 30, 2010	December 31, 2010
	Book Value	Unfunded Commitments	Total	Total	Three Months Ended	Year Ended
Global Principal Investments:
Private Equity Investments	$4,811	$177	$4,988	$5,001	$635	$1,468
Global Real Estate	1,789	206	1,995	2,202	23	57
Global Strategic Capital	2,550	572	3,122	3,363	55	193
Legacy/Other Investments	2,506	429	2,935	3,093	154	586

Total Global Principal Investments	$11,656	$1,384	$13,040	$13,659	$867	$2,304

Components of Equity Investment Income (Loss)

(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009
	2010	2009
Global Principal Investments	$2,304	$1,222	$867	$46	$814	$577	$671
Corporate Investments	(293)	(88)	6	6	6	(311)	65
Strategic and other investments (1, 2)	2,521	9,455	627	215	1,432	247	1,427

Total equity investment income included in All Other	4,532	10,589	1,500	267	2,252	513	2,163
Total equity investment income (loss) included in the business segments	728	(575)	12	90	514	112	(137)

Total consolidated equity investment income	$5,260	$10,014	$1,512	$357	$2,766	$625	$2,026

(1)	For the year ended December 31, 2009, includes a pre-tax gain of $7.2 billion related to the sales of portions of the Corporation’s China Construction Bank investment.
(2)	Includes the Corporation’s equity investment interest in BlackRock.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries

Outstanding Loans and Leases

(Dollars in millions)

	December 31 2010	September 30 2010	Increase (Decrease)
Consumer
Residential mortgage (1)	$257,973	$243,141	$14,832
Home equity	137,981	141,558	(3,577)
Discontinued real estate (2)	13,108	13,442	(334)
U.S. credit card	113,785	113,609	176
Non-U.S. credit card	27,465	27,262	203
Direct/Indirect consumer (3)	90,308	92,479	(2,171)
Other consumer (4)	2,830	2,924	(94)

Total consumer	643,450	634,415	9,035

Commercial
U.S. commercial (5)	190,305	191,096	(791)
Commercial real estate (6)	49,393	52,819	(3,426)
Commercial lease financing	21,942	21,321	621
Non-U.S. commercial	32,029	30,575	1,454

Total commercial loans excluding loans measured at fair value	293,669	295,811	(2,142)
Commercial loans measured at fair value (7)	3,321	3,684	(363)

Total commercial	296,990	299,495	(2,505)

Total loans and leases	$940,440	$933,910	$6,530

(1)	Includes non-U.S. residential mortgages of $90 million and $98 million at December 31, 2010 and September 30, 2010.
(2)	Includes $11.8 billion and $12.1 billion of pay option loans, and $1.3 billion and $1.4 billion of subprime loans at December 31, 2010 and September 30, 2010. The Corporation no longer originates these products.
(3)	Includes dealer financial services loans of $42.9 billion and $44.5 billion, consumer lending of $12.9 billion and $14.3 billion, U.S. securities-based lending margin loans of $16.6 billion and $15.7 billion, student loans of $6.8 billion and $7.0 billion, non-U.S. consumer loans of $8.0 billion and $7.7 billion, and other consumer loans of $3.1 billion and $3.3 billion at December 31, 2010 and September 30, 2010.
(4)	Includes consumer finance loans of $1.9 billion and $2.0 billion, other non-U.S. consumer loans of $803 million and $846 million, and consumer overdrafts of $88 million and $66 million at December 31, 2010 and September 30, 2010.
(5)	Includes U.S. small business commercial loans, including card related products, of $14.7 billion and $15.2 billion at December 31, 2010 and September 30, 2010.
(6)	Includes U.S. commercial real estate loans of $46.9 billion and $50.1 billion, and non-U.S. commercial real estate loans of $2.5 billion and $2.7 billion at December 31, 2010 and September 30, 2010.
(7)	Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $1.6 billion and $1.8 billion, non-U.S. commercial. loans of $1.7 billion and $1.8 billion, and commercial real estate loans of $79 million and $54 million at December 31, 2010 and September 30, 2010.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries

Quarterly Average Loans and Leases by Business Segment

(Dollars in millions)

	Fourth Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$254,051	$—	$—	$—	$282	$104	$35,476	$218,189
Home equity	139,772	—	—	122,521	974	—	16,135	142
Discontinued real estate	13,297	—	—	—	—	—	—	13,297
U.S. credit card	112,673	—	112,673	—	—	—	—	—
Non-U.S. credit card	27,457	—	27,457	—	—	—	—	—
Direct/Indirect consumer	91,549	66	14,197	107	43,711	302	26,225	6,941
Other consumer	2,796	39	785	(356)	—	7	19	2,302

Total consumer	641,595	105	155,112	122,272	44,967	413	77,855	240,871

Commercial
U.S. commercial	193,608	232	10,730	2,656	102,913	46,404	20,711	9,962
Commercial real estate	51,617	2	234	6	45,853	951	1,830	2,741
Commercial lease financing	21,363	—	—	—	1	23,271	35	(1,944)
Non-U.S. commercial	32,431	—	1,080	—	1,091	29,581	155	524

Total commercial	299,019	234	12,044	2,662	149,858	100,207	22,731	11,283

Total loans and leases	$940,614	$339	$167,156	$124,934	$194,825	$100,620	$100,586	$252,154

	Third Quarter 2010
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$237,292	$—	$—	$—	$286	$509	$35,316	$201,181
Home equity	143,083	—	—	125,688	914	—	16,330	151
Discontinued real estate	13,632	—	—	—	—	—	—	13,632
U.S. credit card	115,251	—	115,251	—	—	—	—	—
Non-U.S. credit card	27,047	—	27,047	—	—	—	—	—
Direct/Indirect consumer	95,692	71	15,785	95	45,400	388	24,872	9,081
Other consumer	2,955	127	782	(232)	—	8	16	2,254

Total consumer	634,952	198	158,865	125,551	46,600	905	76,534	226,299

Commercial
U.S. commercial	192,306	295	11,044	2,155	101,446	45,877	20,651	10,838
Commercial real estate	55,660	2	213	7	49,748	911	1,954	2,825
Commercial lease financing	21,402	—	—	—	1	23,365	30	(1,994)
Non-U.S. commercial	30,540	—	1,069	—	1,044	27,789	149	489

Total commercial	299,908	297	12,326	2,162	152,239	97,942	22,784	12,158

Total loans and leases	$934,860	$495	$171,191	$127,713	$198,839	$98,847	$99,318	$238,457

	Fourth Quarter 2009
	Total Corporation	Deposits	Global Card Services (1)	Home Loans & Insurance	Global Commercial Banking	Global Banking & Markets	GWIM	All Other (1)
Consumer
Residential mortgage	$236,883	$—	$—	$—	$351	$557	$35,797	$200,178
Home equity	150,704	—	—	130,601	958	—	17,405	1,740
Discontinued real estate	15,152	—	—	—	—	—	—	15,152
U.S. credit card	49,213	—	131,140	—	—	—	—	(81,927)
Non-U.S. credit card	21,680	—	31,458	—	—	—	—	(9,778)
Direct/Indirect consumer	98,938	86	22,188	85	45,002	35	23,346	8,196
Other consumer	3,177	209	693	(373)	—	9	13	2,626

Total consumer	575,747	295	185,479	130,313	46,311	601	76,561	136,187

Commercial
U.S. commercial	207,050	379	12,665	2,004	111,341	47,277	21,367	12,017
Commercial real estate	71,352	7	165	9	60,352	1,233	2,184	7,402
Commercial lease financing	21,769	—	—	—	1	23,873	1	(2,106)
Non-U.S. commercial	29,995	—	1,447	—	1,234	26,651	125	538

Total commercial	330,166	386	14,277	2,013	172,928	99,034	23,677	17,851

Total loans and leases	$905,913	$681	$199,756	$132,326	$219,239	$99,635	$100,238	$154,038

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 period for Global Card Services is presented on a managed basis with a corresponding offset in All Other.

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries

Commercial Credit Exposure by Industry (1, 2, 3)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	December 31 2010	September 30 2010	Increase (Decrease)	December 31 2010	September 30 2010	Increase (Decrease)
Diversified financials	$51,916	$58,176	$(6,260)	$83,248	$88,222	$(4,974)
Real estate (4)	58,531	64,484	(5,953)	72,004	79,016	(7,012)
Government and public education	43,008	45,280	(2,272)	59,594	61,111	(1,517)
Healthcare equipment and services	30,420	29,980	440	47,569	47,373	196
Capital goods	21,353	22,693	(1,340)	46,087	45,598	489
Retailing	24,660	24,130	530	43,950	42,560	1,390
Consumer services	24,659	26,377	(1,718)	39,694	41,484	(1,790)
Materials	15,873	15,928	(55)	33,046	33,082	(36)
Commercial services and supplies	20,056	20,483	(427)	30,517	30,893	(376)
Banks	26,831	28,702	(1,871)	29,667	31,918	(2,251)
Food, beverage and tobacco	14,777	14,075	702	28,126	26,861	1,265
Energy	9,765	9,451	314	26,328	24,942	1,386
Insurance	17,263	18,742	(1,479)	24,417	26,028	(1,611)
Utilities	6,990	6,687	303	24,207	24,515	(308)
Individuals and trusts	17,778	20,029	(2,251)	22,899	25,267	(2,368)
Media	11,611	11,912	(301)	20,619	21,133	(514)
Transportation	12,070	11,895	175	18,436	17,892	544
Pharmaceuticals and biotechnology	3,859	2,583	1,276	11,009	9,625	1,384
Technology hardware and equipment	4,373	4,338	35	10,932	10,673	259
Religious and social organizations	8,409	8,999	(590)	10,823	11,312	(489)
Software and services	3,837	3,728	109	9,531	9,345	186
Telecommunication services	3,823	4,054	(231)	9,321	9,882	(561)
Consumer durables and apparel	4,297	4,342	(45)	8,836	8,897	(61)
Food and staples retailing	3,222	3,278	(56)	6,161	6,276	(115)
Automobiles and components	2,090	2,021	69	5,941	5,293	648
Other	13,361	15,559	(2,198)	17,133	19,241	(2,108)
Total commercial credit exposure by industry	$454,832	$477,926	$(23,094)	$740,095	$758,439	$(18,344)

Net credit default protection purchased on total commitments (5)				$(20,118)	$(20,487)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers' acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $58.3 billion and $68.1 billion at December 31, 2010 and September 30, 2010. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $17.7 billion and $19.4 billion which consists primarily of other marketable securities at December 31, 2010 and September 30, 2010.
(2)	Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $3.3 billion and $3.7 billion and issued letters of credit at notional value of $1.4 billion and $1.6 billion at December 31, 2010 and September 30, 2010. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $25.9 billion and $26.9 billion at December 31, 2010 and September 30, 2010.
(3)	Includes U.S. small business commercial exposure.
(4)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers' or counterparties' primary business activity using operating cash flow and primary source of repayment as key factors.
(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries

Net Credit Default Protection by Maturity Profile (1)

	December 31 2010		September 30 2010
Less than or equal to one year	14	%	18%
Greater than one year and less than or equal to five years	80		78
Greater than five years	6		4
Total net credit default protection	100	%	100%
(1)	To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1, 2)

(Dollars in millions)

	December 31, 2010		September 30, 2010
Ratings (3)	Net Notional	Percent	Net Notional	Percent
AA	$(188)	0.9%	$(189)	0.9%
A	(6,485)	32.2	(6,577)	32.0
BBB	(7,731)	38.4	(8,440)	41.2
BB	(2,106)	10.5	(2,206)	10.8
B	(1,260)	6.3	(1,634)	8.0
CCC and below	(762)	3.8	(853)	4.2
NR (4)	(1,586)	7.9	(588)	2.9
Total net credit default protection	$(20,118)	100.0%	$(20,487)	100.0%
(1)	To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	Ratings are refreshed on a quarterly basis.
(3)	The Corporation considers ratings of BBB- or higher to meet the definition of investment grade.

(4)	In addition to names which have not been rated, “NR” includes $(1,530) million and $(467) million in net credit default swap index positions at December 31, 2010 and September 30, 2010. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities / Other Investments (4)	Total Cross–border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure at December 31, 2010	Increase (Decrease) from September 30, 2010
Region/Country
Asia Pacific
China (7)	$1,064	$1,237	$870	$20,757	$23,928	$—	$23,928	$(42)
India	3,292	1,590	607	2,013	7,502	766	8,268	214
South Korea	621	1,156	585	2,009	4,371	908	5,279	(280)
Singapore	560	75	442	1,469	2,546	—	2,546	857
Hong Kong	349	516	242	935	2,042	—	2,042	602
Taiwan	283	64	84	692	1,123	732	1,855	203
Thailand	20	17	39	569	645	24	669	150
Other Asia Pacific (8)	298	32	145	239	714	—	714	(298)
Total Asia Pacific	6,487	4,687	3,014	28,683	42,871	2,430	45,301	1,406
Latin America
Brazil	1,033	293	560	2,355	4,241	1,565	5,806	414
Mexico	1,917	305	303	1,860	4,385	—	4,385	1,973
Chile	954	132	401	38	1,525	1	1,526	(161)
Colombia	132	460	10	75	677	—	677	342
Peru	231	150	16	121	518	—	518	(62)
Other Latin America (8)	74	167	10	456	707	153	860	195
Total Latin America	4,341	1,507	1,300	4,905	12,053	1,719	13,772	2,701
Middle East and Africa
United Arab Emirates	967	6	154	49	1,176	—	1,176	102
Bahrain	78	—	3	1,079	1,160	—	1,160	(99)
South Africa	406	7	56	102	571	—	571	102
Other Middle East and Africa (8)	441	55	132	153	781	—	781	(76)
Total Middle East and Africa	1,892	68	345	1,383	3,688	—	3,688	29
Central and Eastern Europe
Russian Federation	264	133	35	104	536	—	536	103
Turkey	269	165	14	52	500	—	500	(194)
Other Central and Eastern Europe (8)	148	210	277	618	1,253	—	1,253	130
Total Central and Eastern Europe	681	508	326	774	2,289	—	2,289	39
Total emerging market exposure	$13,401	$6,770	$4,985	$35,745	$60,901	$4,149	$65,050	$4,175
(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe. At December 31, 2010 and September 30, 2010 there was $460 million and $0 in emerging market exposure accounted for under the fair value option.
(2)	Includes acceptances, due froms, SBLCs, commercial letters of credit and formal guarantees.
(3)	Derivative assets are carried at fair value and have been reduced by the amount of cash collateral applied of $1.2 billion and $1.5 billion at December 31, 2010 and September 30, 2010. At December 31, 2010 and September 30, 2010, there were $408 million and $476 million of other marketable securities collateralizing derivative assets.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with FFIEC reporting requirements. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures consistent with FFIEC reporting requirements. Total amount of available local liabilities funding local country exposure at December 31, 2010 was $15.7 billion compared to $17.9 billion at September 30, 2010. Local liabilities at December 31, 2010 in Asia Pacific, Latin America, and Middle East and Africa were $15.1 billion, $451 million and $193 million, respectively, of which $7.9 billion was in Singapore, $1.8 billion in both China and Hong Kong, $1.2 billion in India, $802 million in South Korea, and $573 million in Taiwan. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments includes an investment of $19.7 billion in China Construction Bank (CCB).
(8)	No country included in Other Asia Pacific, Other Latin America, Other Middle East and Africa, or Other Central and Eastern Europe had total non-U.S. exposure of more than $500 million.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries

Nonperforming Loans, Leases and Foreclosed Properties

(Dollars in millions)

	December 31 2010	September 30 2010	June 30 2010	March 31 2010	December 31 2009
Residential mortgage	$17,691	$18,291	$18,283	$17,763	$16,596
Home equity (1)	2,694	2,702	2,951	3,335	3,804
Discontinued real estate	331	297	293	279	249
Direct/Indirect consumer	90	83	85	91	86
Other consumer	48	56	72	89	104

Total consumer	20,854	21,429	21,684	21,557	20,839

U.S. commercial (2)	3,453	3,894	4,217	4,407	4,925
Commercial real estate	5,829	6,376	6,704	7,177	7,286
Commercial lease financing	117	123	140	147	115
Non-U.S. commercial	233	272	130	150	177

	9,632	10,665	11,191	11,881	12,503
U.S. small business commercial	204	202	222	179	200

Total commercial	9,836	10,867	11,413	12,060	12,703

Total nonperforming loans and leases	30,690	32,296	33,097	33,617	33,542
Foreclosed properties	1,974	2,260	2,501	2,308	2,205

Total nonperforming loans, leases and foreclosed properties (3, 4, 5)	$32,664	$34,556	$35,598	$35,925	$35,747

Federal Housing Administration insured loans past due 90 days or more and still accruing	$16,768	$16,427	$15,338	$13,589	$11,680
Other loans past due 90 days or more and still accruing	5,611	5,781	6,448	7,851	5,181

Total loans past due 90 days or more and still accruing (4, 6)	$22,379	$22,208	$21,786	$21,440	$16,861

Nonperforming loans, leases and foreclosed properties/Total assets (7)	1.44%	1.48%	1.51%	1.53%	1.61%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	3.48	3.71	3.73	3.69	3.98
Nonperforming loans and leases/Total loans and leases (7)	3.27	3.47	3.48	3.46	3.75

Allowance for credit losses:
Allowance for loan and lease losses (1, 8)	$41,885	$43,581	$45,255	$46,835	$37,200
Reserve for unfunded lending commitments	1,188	1,294	1,413	1,521	1,487

Total allowance for credit losses	$43,073	$44,875	$46,668	$48,356	$38,687

Allowance for loan and lease losses/Total loans and leases (7)	4.47%	4.69%	4.75%	4.82%	4.16%
Allowance for loan and lease losses/Total nonperforming loans and leases	136	135	137	139	111
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases	116	118	121	124	99

Commercial utilized reservable criticized exposure (9)	$42,621	$47,698	$50,319	$55,322	$58,687
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (9)	11.80%	13.06%	13.48%	14.43%	15.03%
Total commercial utilized criticized exposure/Commercial utilized exposure (9)	12.65	13.61	14.26	15.49	16.22

(1)	The 2010 periods are presented in accordance with new consolidation guidance. As a result of the new accounting guidance the first quarter of 2010 includes $448 million in home equity nonperforming loans and $10.8 billion in allowance for loan and lease losses. The 2009 period has not been restated.
(2)	Excludes U.S. small business commercial loans.
(3)	Balances do not include past due consumer credit card, business card loans, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and in general, consumer loans not secured by real estate.
(4)	Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.

(5) Balances do not include the following:	December 31 2010	September 30 2010	June 30 2010	March 31 2010	December 31 2009
Nonperforming loans held-for-sale	$2,540	$3,654	$4,044	$4,195	$6,011
Nonperforming loans accounted for under the fair value option	30	15	15	70	138
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	426	378	403	301	395
(6) Balances do not include the following:
Loans accounted for under the fair value option past due 90 days or more and still accruing	$—	$—	$—	$49	$87
Loans held-for-sale past due 90 days or more and still accruing	60	79	158	241	47
(7)	Ratios do not include loans accounted for under the fair value option of $3.3 billion, $3.7 billion, $3.9 billion, $4.1 billion and $4.9 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.
(8)	Balances include the allowance for loan and lease losses on purchased credit-impaired loans of $6.4 billion, $5.6 billion, $5.3 billion, $5.1 billion and $3.9 billion at December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009, respectively.
(9)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable exposure excludes loans held-for-sale exposure accounted for under the fair value option and other nonreservable exposure both of which are included in total commercial utilized exposure.

Loans are classified as U.S. or non-U.S. based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries

Nonperforming Loans, Leases and Foreclosed Properties Activity (1)

(Dollars in millions)

	Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009
Nonperforming Consumer Loans:
Balance, beginning of period	$21,429	$21,684	$21,557	$20,839	$19,654
Additions to nonperforming loans:
Consolidation of VIEs (2)	—	—	—	448	—
New nonaccrual loans	4,568	4,551	5,409	6,608	6,732
Reductions in nonperforming loans:
Paydowns and payoffs	(739)	(917)	(528)	(625)	(371)
Returns to performing status (3)	(1,841)	(1,469)	(1,816)	(2,521)	(2,169)
Charge-offs (4)	(2,261)	(1,987)	(2,607)	(2,917)	(2,654)
Transfers to foreclosed properties	(302)	(433)	(331)	(275)	(353)

Total net additions to (reductions in) nonperforming loans	(575)	(255)	127	718	1,185

Total nonperforming consumer loans, end of period	20,854	21,429	21,684	21,557	20,839
Foreclosed properties	1,249	1,485	1,744	1,388	1,428

Total nonperforming consumer loans and foreclosed properties, end of period	$22,103	$22,914	$23,428	$22,945	$22,267

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$10,867	$11,413	$12,060	$12,703	$12,260
Additions to nonperforming loans and leases:
New nonaccrual loans and leases	1,820	1,852	2,256	1,881	3,662
Advances	102	83	62	83	130
Reductions in nonperforming loans and leases:
Paydowns and payoffs	(1,113)	(906)	(1,148)	(771)	(1,016)
Sales	(228)	(187)	(256)	(170)	(283)
Return to performing status (6)	(465)	(415)	(404)	(323)	(220)
Charge-offs (7)	(767)	(628)	(870)	(956)	(1,448)
Transfers to foreclosed properties	(304)	(217)	(205)	(319)	(376)
Transfers to loans held-for-sale	(76)	(128)	(82)	(68)	(6)

Total net additions to (reductions in) nonperforming loans and leases	(1,031)	(546)	(647)	(643)	443

Total nonperforming loans and leases, end of period	9,836	10,867	11,413	12,060	12,703
Foreclosed properties	725	775	757	920	777

Total nonperforming commercial loans, leases and foreclosed properties, end of period	$10,561	$11,642	$12,170	$12,980	$13,480

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 41.
(2)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 period has not been restated.
(3)	Consumer loans may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(4)	Our policy generally is not to classify consumer credit card and consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and therefore are excluded from this table.
(5)	Includes U.S. small business commercial activity.
(6)	Commercial loans and leases may be restored to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.
(7)	Business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries

Quarterly Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Fourth Quarter 2010			Third Quarter 2010			Second Quarter 2010			First Quarter 2010			Fourth Quarter 2009
Net Charge-offs	Amount	Percent		Amount	Percent		Amount	Percent		Amount	Percent		Amount	Percent
Residential mortgage	$970	1.51	%	$660	1.10	%	$971	1.57	%	$1,069	1.78	%	$1,233	2.07	%
Home equity	1,271	3.61		1,372	3.80		1,741	4.71		2,397	6.37		1,560	4.11
Discontinued real estate	11	0.35		17	0.48		19	0.54		21	0.60		14	0.38
U.S. credit card	2,572	9.05		2,975	10.24		3,517	11.88		3,963	12.82		1,546	12.46
Non-U.S. credit card	339	4.90		295	4.32		942	13.64		631	8.57		395	7.22
Direct/Indirect consumer	641	2.78		707	2.93		879	3.58		1,109	4.46		1,288	5.17
Other consumer	50	6.96		80	10.68		73	10.01		58	7.80		114	14.20

Total consumer	5,854	3.62		6,106	3.81		8,142	4.96		9,248	5.60		6,150	4.24

U.S. commercial (3)	210	0.47		206	0.47		179	0.41		286	0.63		637	1.36
Commercial real estate	347	2.67		410	2.93		645	4.03		615	3.64		745	4.15
Commercial lease financing	20	0.38		19	0.34		(3)	(0.06)		21	0.40		43	0.79
Non-U.S. commercial	8	0.10		12	0.17		66	0.98		25	0.37		162	2.30

	585	0.83		647	0.91		887	1.23		947	1.28		1,587	2.05
U.S. small business commercial	344	9.13		444	11.38		528	12.94		602	14.21		684	15.16

Total commercial	929	1.25		1,091	1.46		1,415	1.86		1,549	1.98		2,271	2.78

Total net charge-offs	$6,783	2.87		$7,197	3.07		$9,557	3.98		$10,797	4.44		$8,421	3.71

By Business Segment
Deposits	$40	46.30	%	$70	55.99	%	$66	47.67	%	$43	34.73	%	$97	56.52	%
Global Card Services (4)	3,693	8.76		4,232	9.81		5,674	12.82		6,011	12.88		6,487	12.88
Home Loans & Insurance	1,183	3.76		1,323	4.11		1,664	5.11		2,317	7.03		1,502	4.50
Global Banking & Markets	25	0.10		52	0.22		87	0.38		143	0.61		517	2.18
Global Commercial Banking	639	1.30		728	1.45		958	1.87		1,076	2.04		1,310	2.37
Global Wealth & Investment Management	131	0.52		112	0.45		115	0.47		119	0.49		211	0.84
All Other (4)	1,072	1.69		680	1.13		993	1.55		1,088	1.72		(1,703)	(4.39)

Total net charge-offs	$6,783	2.87		$7,197	3.07		$9,557	3.98		$10,797	4.44		$8,421	3.71

Supplemental managed basis data
U.S. credit card	n/a	n/a		n/a	n/a		n/a	n/a		n/a	n/a		$4,195	12.69	%
Non-U.S. credit card	n/a	n/a		n/a	n/a		n/a	n/a		n/a	n/a		672	8.48

Total credit card managed net losses	n/a	n/a		n/a	n/a		n/a	n/a		n/a	n/a		$4,867	11.88

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 period have not been restated.
(2)	Net charge-off/loss ratios are calculated as annualized held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(3)	Excludes U.S. small business commercial loans.
(4)	The 2009 period for Global Card Services is presented on a managed basis with a corresponding offset in All Other.

n/a = not applicable

Loans are classified as U.S. or non-U.S. based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Bank of America Corporation and Subsidiaries

Year-to-Date Net Charge-offs/Losses and Net Charge-off/Loss Ratios (1, 2)

(Dollars in millions)

	Year Ended December 31
	2010			2009
Held Basis	Amount	Percent		Amount	Percent
Residential mortgage	$3,670	1.49	%	$4,350	1.74	%
Home equity	6,781	4.65		7,050	4.56
Discontinued real estate	68	0.49		101	0.58
U.S. credit card	13,027	11.04		6,547	12.50
Non-U.S. credit card	2,207	7.88		1,239	6.30
Direct/Indirect consumer	3,336	3.45		5,463	5.46
Other consumer	261	8.89		428	12.94

Total consumer	29,350	4.51		25,178	4.22

U.S. commercial (3)	881	0.50		2,190	1.09
Commercial real estate	2,017	3.37		2,702	3.69
Commercial lease financing	57	0.27		195	0.89
Non-U.S. commercial	111	0.39		537	1.76

	3,066	1.07		5,624	1.72
U.S. small business commercial	1,918	12.00		2,886	15.68

Total commercial	4,984	1.64		8,510	2.47

Total net charge-offs	$34,334	3.60		$33,688	3.58

By Business Segment
Deposits	$219	46.21	%	$366	51.88	%
Global Card Services (4)	19,610	11.13		26,138	12.33
Home Loans & Insurance	6,487	5.02		6,554	5.02
Global Banking & Markets	307	0.32		1,611	1.55
Global Commercial Banking	3,401	1.67		5,061	2.21
Global Wealth & Investment Management	477	0.48		830	0.80
All Other (4)	3,833	1.53		(6,872)	(4.24)

Total net charge-offs	$34,334	3.60		$33,688	3.58

Supplemental managed basis data

U.S. credit card	n/a	n/a		$16,962	12.07	%
Non-U.S. credit card	n/a	n/a		2,223	7.43

Total credit card managed net losses	n/a	n/a		$19,185	11.25

(1)	The 2010 period is presented in accordance with new consolidation guidance. The 2009 period has not been restated.
(2)	Net charge-off/loss ratios are calculated as held net charge-offs or managed net losses divided by average outstanding held or managed loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(3)	Excludes U.S. small business commercial loans.
(4)	The 2009 period for Global Card Services is presented on a managed basis with a corresponding offset in All Other.

n/a - not applicable

Loans are classified as U.S. or non-U.S. based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Bank of America Corporation and Subsidiaries

Allocation of the Allowance for Credit Losses by Product Type

(Dollars in millions)

	December 31, 2010			September 30, 2010			December 31, 2009
Allowance for loan and lease losses (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (2)
Residential mortgage	$4,648	11.10%	1.80%	$4,320	9.91%	1.78%	$4,607	12.38%	1.90%
Home equity	12,934	30.88	9.37	12,925	29.66	9.13	10,160	27.31	6.81
Discontinued real estate	1,670	3.99	12.74	1,191	2.73	8.86	989	2.66	6.66
U.S. credit card	10,876	25.97	9.56	11,977	27.48	10.54	6,017	16.18	12.17
Non-U.S. credit card	2,045	4.88	7.45	2,116	4.86	7.76	1,581	4.25	7.30
Direct/Indirect consumer	2,381	5.68	2.64	2,661	6.11	2.88	4,227	11.36	4.35
Other consumer	161	0.38	5.67	171	0.39	5.83	204	0.55	6.53

Total consumer	34,715	82.88	5.40	35,361	81.14	5.57	27,785	74.69	4.81

U.S. commercial (3)	3,576	8.54	1.88	4,089	9.38	2.14	5,152	13.85	2.59
Commercial real estate	3,137	7.49	6.35	3,573	8.20	6.77	3,567	9.59	5.14
Commercial lease financing	126	0.30	0.57	151	0.35	0.71	291	0.78	1.31
Non-U.S. commercial	331	0.79	1.03	407	0.93	1.33	405	1.09	1.50

Total commercial (4)	7,170	17.12	2.44	8,220	18.86	2.78	9,415	25.31	2.96

Allowance for loan and lease losses	41,885	100.00%	4.47	43,581	100.00%	4.69	37,200	100.00%	4.16

Reserve for unfunded lending commitments	1,188			1,294			1,487

Allowance for credit losses (5)	$43,073			$44,875			$38,687

(1)	The 2010 periods are presented in accordance with new consolidation guidance. The 2009 period has not been restated.
(2)	Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option for each loan and lease category. Loans accounted for under the fair value option include U.S. commercial loans of $1.6 billion, $1.8 billion and $3.0 billion, non-U.S. commercial loans of $1.7 billion, $1.8 billion and $1.9 billion, and commercial real estate loans of $79 million, $54 million and $90 million at December 31, 2010, September 30, 2010 and December 31, 2009.
(3)	Includes allowance for U.S. small business commercial loans of $1.5 billion, $1.8 billion and $2.4 billion at December 31, 2010, September 30, 2010, and December 31, 2009.
(4)	Includes allowance for loan and lease losses for impaired commercial loans of $635 million, $673 million and $1.2 billion at December 31, 2010, September 30, 2010 and December 31, 2009.
(5)	Includes $6.4 billion, $5.6 billion and $3.9 billion of allowance for credit losses related to purchased credit-impaired loans at December 31, 2010, September 30, 2010 and December 31, 2009.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries

Reconciliation to GAAP Financial Measures

(Dollars in millions)

The Corporation evaluates its business based upon a fully taxable-equivalent basis which is a non-GAAP measure. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. The adjustment of net interest income to a fully taxable-equivalent basis results in a corresponding increase in income tax expense. The Corporation also evaluates its business based upon ratios that utilize tangible equity which is a non-GAAP measure. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per share of common stock represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding plus the number of common shares issued upon conversion of common equivalent shares. These measures are used to evaluate the Corporation’s use of equity (i.e., capital). In addition, profitability, relationship, and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals. Also, the efficiency ratio measures the costs expended to generate a dollar of revenue. In addition, earnings and diluted earnings per common share, the efficiency ratio, return on average assets, return on common shareholders’ equity, return on average tangible common shareholders’ equity and return on average tangible shareholders’ equity have been calculated excluding the impact of the goodwill impairment charges taken during 2010. See below reconciliations of total noninterest expense, net income (loss) and net income (loss) applicable to common shareholders excluding the goodwill impairment charges to GAAP financial measures. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation.

Other companies may define or calculate supplemental financial data differently. See the tables below and on page 47 for supplemental financial data and corresponding reconciliations to GAAP financial measures for the three months ended December 31, 2010, September 30, 2010, June 30, 2010, March 31, 2010 and December 31, 2009 and the years ended December 31, 2010 and 2009.

	Year Ended December 31		Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010	First Quarter 2010	Fourth Quarter 2009

	2010	2009

Reconciliation of net interest income to net interest income fully taxable-equivalent basis

Net interest income	$51,523	$47,109	$12,439	$12,435	$12,900	$13,749	$11,559
Fully taxable-equivalent adjustment	1,170	1,301	270	282	297	321	337

Net interest income fully taxable-equivalent basis	$52,693	$48,410	$12,709	$12,717	$13,197	$14,070	$11,896

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense fully taxable-equivalent basis

Total revenue, net of interest expense	$110,220	$119,643	$22,398	$26,700	$29,153	$31,969	$25,076
Fully taxable-equivalent adjustment	1,170	1,301	270	282	297	321	337

Total revenue, net of interest expense fully taxable-equivalent basis	$111,390	$120,944	$22,668	$26,982	$29,450	$32,290	$25,413

Reconciliation of total noninterest expense to total noninterest expense, excluding goodwill impairment charges

Total noninterest expense	$83,108	$66,713	$20,864	$27,216	$17,253	$17,775	$16,385
Goodwill impairment	12,400	—	2,000	10,400	—	—	—

Total noninterest expense, excluding goodwill impairment charges	$70,708	$66,713	$18,864	$16,816	$17,253	$17,775	$16,385

Reconciliation of income tax expense (benefit) to income tax expense (benefit) fully taxable-equivalent basis

Income tax expense (benefit)	$915	$(1,916)	$(2,351)	$1,387	$672	$1,207	$(1,225)
Fully taxable-equivalent adjustment	1,170	1,301	270	282	297	321	337

Income tax expense (benefit) fully taxable-equivalent basis	$2,085	$(615)	$(2,081)	$1,669	$969	$1,528	$(888)

Reconciliation of net income (loss) to net income (loss), excluding goodwill impairment charges

Net income (loss)	$(2,238)	$6,276	$(1,244)	$(7,299)	$3,123	$3,182	$(194)
Goodwill impairment	12,400	—	2,000	10,400	—	—	—

Net income (loss), excluding goodwill impairment charges	$10,162	$6,276	$756	$3,101	$3,123	$3,182	$(194)

Reconciliation of net income (loss) applicable to common shareholders to net income (loss) applicable to common shareholders, excluding goodwill impairment charges

Net income (loss) applicable to common shareholders	$(3,595)	$(2,204)	$(1,565)	$(7,647)	$2,783	$2,834	$(5,196)
Goodwill impairment	12,400	—	2,000	10,400	—	—	—

Net income (loss) applicable to common shareholders, excluding goodwill impairment charges	$8,805	$(2,204)	$435	$2,753	$2,783	$2,834	$(5,196)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	46

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

Reconciliation to GAAP Financial Measures

(Dollars in millions, shares in thousands)

	Year Ended		Fourth	Third	Second	First	Fourth
	December 31		Quarter	Quarter	Quarter	Quarter	Quarter
	2010	2009	2010	2010	2010	2010	2009

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Common shareholders’ equity	$212,681	$182,288	$218,728	$215,911	$215,468	$200,380	$197,123
Common Equivalent Securities	2,900	1,213	—	—	—	11,760	4,811
Goodwill	(82,596)	(86,034)	(75,584)	(82,484)	(86,099)	(86,334)	(86,053)
Intangible assets (excluding MSRs)	(10,985)	(12,220)	(10,211)	(10,629)	(11,216)	(11,906)	(12,556)
Related deferred tax liabilities	3,306	3,831	3,121	3,214	3,395	3,497	3,712

Tangible common shareholders’ equity	$125,306	$89,078	$136,054	$126,012	$121,548	$117,397	$107,037

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Shareholders’ equity	$233,231	$244,645	$235,525	$233,978	$233,461	$229,891	$250,599
Goodwill	(82,596)	(86,034)	(75,584)	(82,484)	(86,099)	(86,334)	(86,053)
Intangible assets (excluding MSRs)	(10,985)	(12,220)	(10,211)	(10,629)	(11,216)	(11,906)	(12,556)
Related deferred tax liabilities	3,306	3,831	3,121	3,214	3,395	3,497	3,712

Tangible shareholders’ equity	$142,956	$150,222	$152,851	$144,079	$139,541	$135,148	$155,702

Reconciliation of period end common shareholders’ equity to period end tangible common shareholders’ equity

Common shareholders’ equity	$211,686	$194,236	$211,686	$212,391	$215,181	$211,859	$194,236
Common Equivalent Securities	—	19,244	—	—	—	—	19,244
Goodwill	(73,861)	(86,314)	(73,861)	(75,602)	(85,801)	(86,305)	(86,314)
Intangible assets (excluding MSRs)	(9,923)	(12,026)	(9,923)	(10,402)	(10,796)	(11,548)	(12,026)
Related deferred tax liabilities	3,036	3,498	3,036	3,123	3,215	3,396	3,498

Tangible common shareholders’ equity	$130,938	$118,638	$130,938	$129,510	$121,799	$117,402	$118,638

Reconciliation of period end shareholders’ equity to period end tangible shareholders’ equity

Shareholders’ equity	$228,248	$231,444	$228,248	$230,495	$233,174	$229,823	$231,444
Goodwill	(73,861)	(86,314)	(73,861)	(75,602)	(85,801)	(86,305)	(86,314)
Intangible assets (excluding MSRs)	(9,923)	(12,026)	(9,923)	(10,402)	(10,796)	(11,548)	(12,026)
Related deferred tax liabilities	3,036	3,498	3,036	3,123	3,215	3,396	3,498

Tangible shareholders’ equity	$147,500	$136,602	$147,500	$147,614	$139,792	$135,366	$136,602

Reconciliation of period end assets to period end tangible assets

Assets	$2,264,909	$2,230,232	$2,264,909	$2,339,660	$2,368,384	$2,344,634	$2,230,232
Goodwill	(73,861)	(86,314)	(73,861)	(75,602)	(85,801)	(86,305)	(86,314)
Intangible assets (excluding MSRs)	(9,923)	(12,026)	(9,923)	(10,402)	(10,796)	(11,548)	(12,026)
Related deferred tax liabilities	3,036	3,498	3,036	3,123	3,215	3,396	3,498

Tangible assets	$2,184,161	$2,135,390	$2,184,161	$2,256,779	$2,275,002	$2,250,177	$2,135,390

Reconciliation of ending common shares outstanding to ending tangible common shares outstanding

Common shares outstanding	10,085,155	8,650,244	10,085,155	10,033,705	10,033,017	10,032,001	8,650,244
Assumed conversion of common equivalent shares (1)	—	1,286,000	—	—	—	—	1,286,000

Tangible common shares outstanding	10,085,155	9,936,244	10,085,155	10,033,705	10,033,017	10,032,001	9,936,244

(1)	On February 24, 2010, the common equivalent shares converted into common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	47

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

Global Card Services - Reconciliation

(Dollars in millions)

	Year Ended December 31, 2009			Fourth Quarter 2009
	Managed Basis (1)	Securitization Impact (2)	Held Basis	Managed Basis (1)	Securitization Impact (2)	Held Basis
Net interest income (3)	$19,972	$(9,250)	$10,722	$4,878	$(2,226)	$2,652
Noninterest income:
Card income	8,553	(2,034)	6,519	2,093	(679)	1,414
All other income	521	(115)	406	115	(21)	94

Total noninterest income	9,074	(2,149)	6,925	2,208	(700)	1,508

Total revenue, net of interest expense	29,046	(11,399)	17,647	7,086	(2,926)	4,160

Provision for credit losses	29,553	(11,399)	18,154	6,854	(2,926)	3,928
Noninterest expense	7,726	—	7,726	1,877	—	1,877

Loss before income taxes	(8,233)	—	(8,233)	(1,645)	—	(1,645)
Income tax benefit (3)	(2,972)	—	(2,972)	(651)	—	(651)

Net loss	$(5,261)	$—	$(5,261)	$(994)	$—	$(994)

Balance sheet

Average - total loans and leases	$211,981	$(98,453)	$113,528	$199,756	$(91,705)	$108,051
Period end - total loans and leases	196,289	(89,715)	106,574	196,289	(89,715)	106,574

(1)	Provision for credit losses represents provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.
(2)	The securitization impact on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

In 2010, the Corporation reports Global Card Services results in accordance with new consolidation guidance. The 2009 periods are presented on a managed basis. Managed basis assumes that securitized loans were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. In the 2009 periods, loan securitization removed loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualifying special purpose entity which was excluded from the Corporation’s Consolidated Financial Statements in accordance with GAAP applicable at the time.

The performance of the managed portfolio is important in understanding Global Card Services results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. In the 2009 periods, Global Card Services managed income statement line items differed from a held basis reported as follows:

•

Managed net interest income included Global Card Services net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•

Managed noninterest income included Global Card Services noninterest income on a held basis less the reclassification of certain components of card income (e.g., excess servicing income) to record securitized net interest income and provision for credit losses. Noninterest income, both on a held and managed basis, also included the impact of adjustments to the interest-only strips that were recorded in card income as management managed this impact within Global Card Services.

•	Provision for credit losses represented the provision for managed credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

This information is preliminary and based on company data available at the time of the presentation.	48

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

All Other - Reconciliation

(Dollars in millions)

	Year Ended December 31, 2009			Fourth Quarter 2009
	Reported Basis (1)	Securitization Offset (2)	As Adjusted	Reported Basis (1)	Securitization Offset (2)	As Adjusted
Net interest income (3)	$(7,221)	$9,250	$9,250	$(1,640)	$2,226	$2,226
Noninterest income:
Card income (loss)	(896)	2,034	1,138	(432)	679	247
Equity investment income	10,589	—	10,589	2,163	—	2,163
Gains on sales of debt securities	4,437	—	4,437	852	—	852
All other loss	(5,705)	115	(5,590)	(2,279)	21	(2,258)

Total noninterest income	8,425	2,149	10,574	304	700	1,004

Total revenue, net of interest expense	1,204	11,399	12,603	(1,336)	2,926	1,590

Provision for credit losses	(3,397)	11,399	8,002	(1,511)	2,926	1,415
Merger and restructuring charges	2,721	—	2,721	533	—	533
All other noninterest expense	2,909	—	2,909	818	—	818

Loss before income taxes	(1,029)	—	(1,029)	(1,176)	—	(1,176)
Income tax benefit (3)	(2,357)	—	(2,357)	(427)	—	(427)

Net income (loss)	$1,328	$—	$1,328	$(749)	$—	$(749)

Balance sheet

Average - total loans and leases	$162,302	$98,453	$260,755	$154,038	$91,705	$245,743
Period end - total loans and leases	161,153	89,715	250,868	161,153	89,715	250,868

(1)	Provision for credit losses represents provision for credit losses in All Other combined with the Global Card Services securitization offset.
(2)	The securitization offset on net interest income is on a funds transfer pricing methodology consistent with the way funding costs are allocated to the businesses.
(3)	Fully taxable-equivalent basis

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	49

Appendix: Selected Slides from the

Fourth Quarter 2010 Earnings Release Presentation

This information is preliminary and based on company data available at the time of the presentation.	50

Franchise Strengthened in 2010

• Capital levels

1

– Tier 1 Common Equity ratio improved 152 bps to 8.60% Tangible Common Equity ratio improved 1

– 94 bps to 5.99% Tangible Book Value per share 1 – increased 15% to $12.98

• Credit quality 2

– Full-year 2010 credit costs of $28.4B less than half of $60.0B in 2009

– 30-day delinquencies declined in U. th

– S. card portfolio for 7 consecutive quarter

– Nonperforming loans, leases and foreclosed properties decreased $1.9B from 3Q10 and $3.5B from 4Q09

– 4Q10 provision expense of $5.1B down 61% from 4Q09

– Reserve coverage of 4Q10 annualized net charge-offs of 1.56 vs. 1.05 at end of 2009

• Strong deposit growth

– Deposits rose to more than $1T in 2010 as commercial companies added to their cash balances and affluent and high net-worth clients brought more of their business to Bank of America

– Deposits up $18.8B from end of 2009, despite deposits sold of $25.7B

– Average retail deposits up $14.1B from 3Q10 mainly attributable to Global Wealth & Investment Management

– Average commercial deposits up $16.2B from 3Q10 resulting from clients maintaining high levels of liquidity

• Loan levels have begun to stabilize

– Total Commercial and Industrial loans grew $3.2B from 3Q10

• Reduced non-core assets

– Sales generated Tier 1 Common Equity of $3.1B in 2010

– Reduced legacy capital markets exposures by $12B, down 34% from end of 2009

• Making progress on legacy mortgage issues

• Steady progress on customer-focused franchise

1 Reflects the 12/31/09 information adjusted to include 1/1/10 adoption of consolidation guidance as reported in our SEC filings.

2 Amounts for periods prior to 2010 are on a managed basis and are non-GAAP measures. See page 50 for a reconciliation to GAAP measures.

Balance Sheet Highlights

($ in billions except per share amounts) December 31, 2010 January 1, 2010 1 Increase (Decrease)

Total assets $ 2,264.9 $ 2,323.7 $ (58.8)

Total risk-weighted assets 1,456.0 1,563.6(107.6)

Total deposits 1,010.4 991.6 18.8

Long-term debt 448.4 522.9(74.5)

Tangible common equity 130.9 112.4 18.5

Tier 1 common equity 125.1 110.7 14.4

Global excess liquidity sources 336 214 122

Tier 1 common equity ratio 8.60% 7.08% 152 bps

Tangible book value per share $ 12.98 $ 11.31 $ 1.67

Asset Quality

Allowance for loan and lease losses $ 41.9 $ 48.0 $ (6.1)

as a % of loans and leases 4.47% 4.81%(34) bps

coverage for annualized net losses 1.56 x 1.05 x 0.51 x

Nonperforming loans, leases

and foreclosed properties $ 32.7 $ 36.2 $ (3.5)

1 Reflects the 12/31/09 information adjusted to include 1/1/10 adoption of consolidation guidance as reported in our SEC filings.

Addressing Legacy Mortgage Issues

Representations and Warranties

• Important step forward as a result of agreements with GSEs announced on January 3, 2011

• Recorded expense in 4Q10 of $3B for representations and warranties for loans sold directly to the GSEs

• We believe the remaining representations and warranties exposure for loans sold directly to the GSEs has been addressed as a result of these agreements and the associated adjustments to the liability for representations and warranties

– Ongoing liability assumes no material changes in experience with GSEs, home prices or other economic conditions

• Experience with non-GSE claims remains limited

– No change in approach on non-GSE claims

– If valid claims are presented in accordance with contractual rights, loan repurchase claims will be processed appropriately

Modifications

• Completed 285K modifications in 2010 and 775K modifications cumulatively since 2008 by Bank of America and (previously) Countrywide

– The 285K modifications in 2010 include 109K customers who converted from trial modifications under MHA

• Completed 76K modifications in 4Q10

• Actions continue to be taken to internally realign resources to focus on loan modification efforts

– In early December, announced that more than 2,500 Centralized Sales and Fulfillment associates would be deployed to Servicing over the next several months to support the expected peak default volumes in 2011

– Moving associates from Small Business, Card and other areas into HL&I to assist with Servicing

Addressing Legacy Mortgage Issues (cont’d)

Foreclosures

• Resumed foreclosure sales in most non-judicial states in early December, starting with vacant and non-owner occupied properties; expect to resume sales in remaining states in 1Q11

• Maintaining a deliberate and phased approach

• Remain committed to ensure no property is taken to foreclosure improperly

• Review of our foreclosure process shows the basis for our decisions has been accurate

• Process areas identified for improvement

Delinquency Statistics for Completed Foreclosure Sales

• 78% of borrowers had not made a mortgage payment for more than one year

• Average of 585 days in delinquent status (approximately 19 months)

• 50% of properties were vacant (excludes loans for which occupancy status was unknown)

• 54% of borrowers were unemployed or had their income reduced

Significant Items in 4Q10

Reported Earnings Per Share in 4Q10 $ (0.16)

Significant items in 4Q10 earnings include ($ in billions, except EPS) Pre-tax Approximate EPS Impact 1

Representations and warranties expense $ (4.1) $ (0.26)

Negative fair value adjustment on structured liabilities(1.2)(0.07)

Asset sales gains (losses)

Partial ownership stake in Blackrock 0.1 0.01

CCB rights 0.4 0.03

Global Securities Solutions(0.2)(0.01)

Securities gains 0.9 0.05

Goodwill impairment charge - Home Loans & Insurance(2.0)(0.20)

Litigation expense (excluding fees paid to external service providers)(1.5)(0.09)

Merger and restructuring charges(0.4)(0.02)

Loan loss reserve reduction 1.7 0.11

Income tax valuation allowance release 1.2 2 0.12

1 Reflects estimated diluted EPS impact.

2 Amount is after-tax

4Q10 Loan Activity 1

Total Loans

(end of period loans, $ in billions)

$933.9

$3.4

$6.8

$16.7

$940.4

9/30 Loans

Loan-runoff

Net charge-offs

Net increase in loans

12/31 Loans

Addition to loan balance

Subtraction from loan balance

Total Consumer

(end of period loans, $ in billions)

$634.4

$3.0

$5.9

$18.0

$643.4

9/30 Loans

Loan-runoff

Net charge-offs

Net increase in loans

12/31 Loans

Addition to loan balance

Subtraction from loan balance

Commercial excl. CRE

(end of period loans, $ in billions)

$246.7

$0.3

$0.6

$1.8

$247.6

9/30 Loans

Loan-runoff

Net charge-offs

Net increase in loans

12/31 Loans

Addition to loan balance

Subtraction from loan balance

Commercial Real Estate (CRE)

(end of period loans, $ in billions)

$52.9

$0.1

$0.3

$3.0

$49.5

9/30 Loans

Loan-runoff

Net charge-offs

Net decrease in loans

12/31 Loans

Addition to loan balance

Subtraction from loan balance

1 Loan run-off excludes the impact of net charge-offs as total net charge-offs are shown as a separate column.

Service Charges

$ in millions

$3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

$2,756 $1,089 $1,667

4Q09

$2,566

$1,062

$1,504

1Q10

$2,576

$1,059

$1,517

2Q10

$2,212

$1,050

$1,162

3Q10

$2,036

$1,066

$970

4Q10

Consumer service charges1

Commercial service charges1

Commentary vs. 3Q10

• Service charges were down $176M as a result of the full quarter impact of Regulation E

– Includes approximately $275M increased impact from Regulation E

• Our customer-focused strategy continues to improve account closure rates and customer satisfaction

– Accounts closed by customers has been reduced 38% since 4Q09

– Customer dissatisfaction levels have shown improvement for 5 straight quarters

1 Consumer includes Deposits, HL&I and GWIM; Commercial includes GCB, GBAM and Other.

Investment and Brokerage Revenue

$ in millions

$3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0

$1,520 $1,252

$242

4Q09

$1,503

$1,281

$241

1Q10

$1,556

$1,356

$82

2Q10

$1,381

$1,343

3Q10

$1,467

$1,412

4Q10

Columbia long-term business Asset management fees (excluding Columbia) Brokerage income

Commentary vs. 3Q10

• Global Wealth & Investment Management reported near record quarterly revenue levels in 4Q10

• Investment and brokerage revenue increased by $155M vs. 3Q10 due to higher asset management fees and brokerage income

• Asset management fees increased $69M reflecting a strong market and positive long-term client flows

– Revenue from inflows into higher valued products more than offset revenue from outflows in lower valued products such as custody and money market funds

• Brokerage fees increased $86M in part due to increased transactional activity

Key Wealth Management Statistics

4Q10 3Q10 4Q09

Financial Advisors 15,498 15,476 15,171

Client Facing Professionals 20,010 19,987 19,439

Assets under management ($ in B) $ 643.9 $ 624.1 $ 749.8 1

Total client balances ($ in B) $ 2,238.5 $ 2,169.1 $ 2,272.5 1

MLGWM: Active accounts (in millions) 3.30 3.12 3.13

MLGWM: Net new $250K+ households 8,052 7,079 3,242

1 Assets under management (AUM) and total client balances include $114.2B and $114.6B, respectively, of Columbia Management long-term asset management business through the date of sale on May 1, 2010.

Sales and Trading Revenue 1

$ in millions

$9,000 $8,000 $7,000 $6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $0

$2,220 $950 $1,270

4Q09

$7,045

$1,530

$5,515

1Q10

$3,168 $852

$2,316

2Q10

$4,501

$974

$3,527

3Q10

$2,589 $789

$1,800

4Q10

Fixed income, currency and commodities Equity income

Commentary vs. 3Q10

• Sales and trading revenue decreased $1.9B from 3Q10 as a result of positioning in a weak trading environment, seasonal trading declines and reduction of risk-weighted assets by 11% with daily average VaR falling 15% during the quarter

• FICC revenue of $1.8B decreased $1.7B compared to 3Q10 as spread tightening early in the quarter was offset by diminished client activity and European debt deterioration

• Equity revenue of $789M is down $185M from 3Q10 as an increase in cash business commission revenue was more than offset by a decline in market volatility and client flows impacting derivatives

1 Sales and trading revenue includes trading profits, net interest spread from our primary trading businesses in Global Banking & Markets, and sales commissions that are included in investment and brokerage fees.

Credit Trends Are Positive

Consumer 30+ Day Delinquencies [1]

$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$ in millions
4Q09
1Q10
2Q10
3Q10
4Q10
$7,268
$5,198
$2,635
$1,929
Residential mortgage excl. FHA 2
Credit card
Home equity
Direct/Indirect

Nonperforming Loans, Leases and Foreclosed Properties

$40,000
$30,000
$20,000
$10,000
$-
$ in millions
$35,747
$35,925
$35,598
$34,556
$32,664
$13,480
$12,980
$12,170
$11,642
$10,561
$22,267
$22,945
$23,428
$22,914
$22,103
4Q09
1Q10
2Q10
3Q10
4Q10
Consumer
Commercial

Consumer Net Charge-offs [1]

Commercial Net Charge-offs

Credit Trends Are Positive

Consumer 30+ Day Delinquencies 1

$ in millions

$14,000 $12,000 $10,000 , $8,000 $6,000 $4,000 $2,000 $-

$7,268

$5,198

$2,635 $1,929

4Q09 1Q10 2Q10 3Q10 4Q10

Residential mortgage excl. FHA 2 Home equity Credit card Direct/Indirect

Nonperforming Loans, Leases and Foreclosed Properties

$ in millions $40,000 $30,000 $20,000 $10,000 $-

$35,747

$13,480

$22,267

4Q09

$35,925

$12,980

$22,945

1Q10

$35,598

$12,170

$23,428

2Q10

$34,556

$11,642

$22,914

3Q10

$32,664

$10,561

$22,103

4Q10

Consumer Commercial

Consumer Net Charge-offs 1

$ in millions

$6,000 $5,000 $4,000 $3,000 $2,000 $1,000 $-

4Q10 includes $330M valuation adjustment on certain mortgage loans

$2,911

$1,271 $ $641 970 $50

4Q09 1Q10 2Q10 3Q10 4Q10

Residential mortgage Home equity Credit card Direct/Indirect Other Consumer

Commercial Net Charge-offs

$ in millions

$900 $800 $700 $600 $500 $400 $300 $200 $100 $-

$344 $347 $218

4Q09 1Q10 2Q10 3Q10 4Q10

Commercial & Industrial 3 Small business Commercial real estate

1 Credit card shown on a managed basis prior to 2010.

2 FHA insured loans are excluded for comparison purposes.

3 Includes U.S. commercial (excluding small business) and non-U.S. commercial, excluding Leasing.

Credit Highlights

($ in millions) Net Charge-offs Allowance for Loan Losses

4Q10 3Q10 Inc/ (Dec) 4Q10 3Q10 Inc/ (Dec)

Residential mortgage $ 970 $ 660 $ 310 $ 4,648 $ 4,320 $ 328

Home equity 1,271 1,372(101) 12,934 12,925 9

Discontinued real estate 11 17(6) 1,670 1,191 479

US credit card 2,572 2,975(403) 10,876 11,977(1,101)

Non US credit card 339 295 44 2,045 2,116(71)

Direct / indirect consumer 641 707(66) 2,381 2,661(280)

Other consumer 50 80(30) 161 171(10)

Total consumer 5,854 6,106(252) 34,715 35,361(646)

US Commercial (excl small business) 210 206 4 2,062 2,269(207)

Small business 344 444(100) 1,514 1,820(306)

Commercial real estate 347 410(63) 3,137 3,573(436)

Commercial leasing 20 19 1 126 151(25)

Non US commercial 8 12(4) 331 407(76)

Total commercial 929 1,091(162) 7,170 8,220(1,050)

Total loans and leases $ 6,783 $ 7,197 $ (414) $ 41,885 $ 43,581 $ (1,696)

Commentary vs. 3Q10

• Net charge-offs declined $414M to $6.8B in 4Q10 and the net charge-off ratio declined 20 bps to 2.87%

– Charge-offs declined across almost all products

– Consumer, excluding FHA-insured loans, 30+ performing delinquencies declined for the 7th consecutive quarter

– 4Q10 residential mortgage charge-offs included $330M for valuation adjustments on certain mortgage loans

• Loan loss reserves declined $1.7B during the quarter

– $42B allowance for loan and lease losses provides coverage for 4.47% of loans compared to $44B and 4.69% coverage in 3Q10

– Allowance now covers 1.6 times current period annualized net charge-offs compared to 1.5 times in 3Q10 (excluding the purchased credit-impaired reserves: 1.3 times in 4Q10 and 3Q10)

– Reserves for the purchased credit-impaired loan portfolio increased by $828M, impacting discontinued real estate, residential mortgage and home equity

– Most categories of loans experienced reserve releases during the quarter, led by unsecured products

4Q10 Results by Business Segment

($ in millions) Total Corporation Deposits Global Card Services Home Loans & Insurance Global Commercial Banking & Banking Global Markets Global Wealth & Investment Management All Other

Net interest income (FTE) $12,709 $1,945 $4,203 $1,131 $1,881 $1,992 $1,488 $69

Card income 2,127—2,000—69 34 22 2

Service charges 2,036 946—5 506 558 19 2

Investment and brokerage services 2,879(2)—- 10 561 2,307 3

Investment banking income 1,590—— 9 1,584 110(113)

Equity investment income 1,512—1 1(14) 9 15 1,500

Trading account profits 995——(12) 962 39 6

Mortgage banking income(1,419)—-(1,338) -(6) 7(82)

Gains on sales of debt securities 872—- 54—5(45) 858

All other income(633)(5) 42 631 87(132) 317(1,573)

Noninterest income 9,959 939 2,043(647) 655 3,575 2,791 603

Total revenue, net of interest expense (FTE) 22,668 2,884 6,246 484 2,536 5,567 4,279 672

Total noninterest expense 20,864 3,153 1,746 6,038 998 4,436 3,587 906

Pre-tax, pre-provision earnings 1,804(269) 4,500(5,554) 1,538 1,131 692(234)

Provision for credit losses 5,129 41 2,141 1,198(132)(112) 155 1,838

Income (loss) before income taxes(3,325)(310) 2,359(6,752) 1,670 1,243 537(2,072)

Income tax expense (benefit) FTE(2,081)(109) 874(1,781) 629 519 205(2,418)

Net income (loss) $(1,244) $(201) $1,485 $(4,971) $1,041 $724 $332 $346

Impact of FHA-Insured Loans on Delinquencies

Commentary vs. 3Q10

• We continue to repurchase delinquent FHA-insured loans which masks the continued improvement in our 30+ delinquency trends

– Total consumer 30+ delinquency excluding FHA improved by $804M driven by decline in U.S. Credit Card of $546M

($ in millions) 4Q10 3Q10 2Q10 1Q10 4Q09 1

FHA-insured 30+ Delinquencies $ 19,069 $ 18,178 $ 16,988 $ 14,917 $ 12,241

Change from prior period 891 1,190 2,071 2,676 9,815

30+ Delinquency Amounts

Total consumer as reported 36,254 36,167 35,860 36,799 37,093

Total consumer excluding FHA 2 17,185 17,989 18,872 21,882 24,852

Residential mortgages as reported 24,267 23,573 22,536 20,858 19,360

Residential mortgages excluding FHA 2 5,198 5,395 5,548 5,941 7,119

30+ Delinquency Ratios

Total consumer as reported 5.63% 5.70% 5.52% 5.57% 5.56%

Total consumer excluding FHA 2 3.10% 3.21% 3.22% 3.64% 4.03%

Residential mortgages as reported 9.41% 9.69% 9.18% 8.51% 8.00%

Residential mortgages excluding FHA 2 2.69% 2.77% 2.68% 2.81% 3.26%

1 2009 amounts shown on a managed basis.

2 Excludes purchased credit-impaired loans.

Consumer Asset Quality Key Indicators

($ in millions)

Residential Mortgage Home Equity Discontinued Real Estate

4Q10 3Q10 4Q10 3Q10 4Q10 3Q10

As Reported Excluding Countrywide Purchased Credit- Impaired and FHA Insured Portfolios As Reported Excluding Countrywide Purchased Credit- Impaired and FHA Insured Portfolios As Reported Excluding Countrywide Purchased Credit- Impaired As Reported Excluding Countrywide Purchased Credit- Impaired As Reported Excluding Countrywide Purchased Credit- Impaired As Reported Excluding Countrywide Purchased Credit- Impaired

Loans end of period $257,973 $193,435 $243,141 $194,560 $137,981 $125,391 $141,558 $128,711 $13,108 $1,456 $13,442 $1,472

Loans average 254,051 196,693 237,292 196,074 139,772 127,116 143,083 130,192 13,297 1,508 13,632 1,544

Net charge-offs $970 $970 $660 $660 $1,271 $1,271 $1,372 $1,372 $11 $11 $17 $17

% of average loans 1.51% 1.96% 1.10% 1.34% 3.61% 3.97% 3.80% 4.18% 0.35% 3.10% 0.48% 4.25%

Allowance for loan losses $4,648 $4,419 $4,320 $4,318 $12,934 $8,420 $12,925 $8,489 $1,670 $79 $1,191 $95

% of Loans 1.80% 2.28% 1.78% 2.22% 9.37% 6.72% 9.13% 6.60% 12.74% 5.45% 8.86% 6.49%

Average refreshed (C)LTV 1 81 81 85 84 81 80

90%+ refreshed (C)LTV 1 33% 34% 41% 41% 29% 28%

Average refreshed FICO 719 718 723 723 639 641

% below 620 FICO 14% 14% 12% 12% 46% 44%

1 Loan-to-value (LTV) calculations apply to the residential mortgage and discontinued real estate portfolio. Combined loan-to-value (CLTV) calculations apply to the home equity portfolio.

Consumer Asset Quality Key Indicators (cont’d)

($ in millions)

Credit Card Other 1 Total Consumer

4Q10 3Q10 4Q10 3Q10 4Q10 3Q10

Loans end of period $141,250 $140,871 $93,138 $95,403 $643,450 $634,415

Loans average 140,130 142,298 94,345 98,647 641,595 634,952

Net charge-offs $2,911 $3,270 $691 $787 $5,854 $6,106

% of average loans 8.24% 9.12% 2.91% 3.16% 3.62% 3.81%

Allowance for loan losses $12,921 $14,093 $2,542 $2,832 $34,715 $35,361

% of Loans 9.15% 10.00% 2.73% 2.97% 5.40% 5.57%

Commentary vs. 3Q10

• The average refreshed FICO for the U.S. Credit Card portfolio was 706 at 4Q10 compared to 702 at 3Q10

• The percentage below 620 was 12% at 4Q10 compared to 13% at 3Q10

• The 4Q10 credit card loss rate of 8.24% is down by 88bps from 9.12% in 3Q10

1 Other primarily consists of the Consumer Lending and Dealer Financial Services portfolios.

Commercial Asset Quality Key Indicators 1

($ in millions) Commercial and Industrial 2 Commercial Real Estate Commercial Small Business Lease Financing Total Commercial

4Q10 3Q10 4Q10 3Q10 4Q10 3Q10 4Q10 3Q10 4Q10 3Q10

Loans end of period $ 207,615 $ 206,443 $ 49,393 $ 52,819 $ 14,719 $ 15,228 $ 21,942 $ 21,321 $ 293,669 $ 295,811

Loans average $ 207,551 $ 203,651 $ 51,538 $ 55,596 $ 14,939 $ 15,503 $ 21,363 $ 21,402 $ 295,391 $ 296,152

Net Charge-offs $ 218 $ 218 $ 347 $ 410 $ 344 $ 444 $ 20 $ 19 $ 929 $ 1,091

% of average loans 0.42% 0.43% 2.67% 2.93% 9.13% 11.38% 0.38% 0.34% 1.25% 1.46%

90+ Performing DPD 3 $ 242 $ 145 $ 47 $ 174 $ 325 $ 363 $ 18 $ 24 $ 632 $ 706

% of Loans 3 0.12% 0.07% 0.10% 0.33% 2.21% 2.39% 0.08% 0.11% 0.22% 0.24%

Nonperforming loans 3 $ 3,686 $ 4,166 $ 5,829 $ 6,376 $ 204 $ 202 $ 117 $ 123 $ 9,836 $ 10,867

% of Loans 3 1.78% 2.02% 11.80% 12.07% 1.39% 1.33% 0.53% 0.58% 3.35% 3.67%

Allowance for loan losses $ 2,393 $ 2,676 $ 3,137 $ 3,573 $ 1,514 $ 1,820 $ 126 $ 151 $ 7,170 $ 8,220

% of Loans 1.15% 1.30% 6.35% 6.77% 10.28% 11.95% 0.57% 0.71% 2.44% 2.78%

Reservable Criticized Utilized

Exposure 1, 3 $ 19,238 $ 22,486 $ 20,518 $ 21,974 $ 1,677 $ 1,741 $ 1,188 $ 1,497 $ 42,621 $ 47,698

% of Total Reservable Exposure 1, 3 7.08% 8.25% 38.88% 39.00% 11.37% 11.40% 5.41% 7.02% 11.80% 13.06%

1 Excludes derivatives, foreclosed property, assets held for sale, debt securities and FVO loans.

2 Includes U.S. commercial, excluding small business, and non-U.S. commercial.

3 Excludes the Merrill Lynch purchased credit-impaired loan portfolio.

Focus on Home Equity Loans

Loan Balances (end of period)

$in billions

$200.0 $150.0 $100.0 $50.0 $0.0

$149.1 $149.9 $146.3 $141.6 $138.0

4Q09 1Q10 2Q10 3Q10 4Q10

Non-purchased credit-impaired second lien

First lien Purchased credit-impaired

Home Equity Portfolio Characteristics

• 90% of portfolio are stand-alone originations versus piggy-back loans

• $12.6B legacy Countrywide purchased credit-impaired loan portfolio

• For the non-purchased credit-impaired portfolio

– $24.8B are in first lien position

– $100.5B are second lien positions

– Approximately 36% or $36B have CLTVs greater than 100%

• Does not mean that entire second lien position is a loss in the event of default

• Assuming proceeds of 85% of the collateral value, we estimate collateral value of $9.8B available for second liens

• Additionally, on 93% of second liens with CLTVs greater than 100%, the customer is current

• Allowance on the non-purchased credit-impaired home equity portfolio is $8.4B

Allowance for Non-purchased Credit-impaired Loans

$in millions

$10,000 $8,000 $6,000 $4,000 $2,000 $0

$7,189

$8,263

$8,701

$8,489

$8,420

4Q09 1Q10 2Q10 3Q10 4Q10

Net Charge-offs 1

$in millions

$3,000 $2,000 $1,000 $0

$1,560

$2,397

$1,741

$1,372

$1,271

4Q09 1Q10 2Q10 3Q10 4Q10

Net charge-offs include $643M in 1Q10 and $128M in 2Q10 on collateral dependent modified loans, and $170M in 1Q10, $126M in 2Q10, $92M in 3Q10 and $75M in 4Q10 from consolidation of loans under FAS 166/167

1 Charge-offs do not include Countrywide purchased credit-impaired portfolio as they were considered part of the original purchase accounting.

Run-off Loan Portfolios

($ in billions)	Loan balances (end of period)				4Q10 Revenue less net charge-offs
	December 31, 2010	September 30, 2010	Increase (Decrease)		
Residential mortgage	$ 12.3	$ 12.5	$ (0.2)		$ (0.3) [1]
Home equity	36.7	38.1	(1.4)		(0.3) [1]
Discontinued real estate	13.1	13.4	(0.3)		(0.4) [1]
Direct/indirect	35.5	39.0	(3.5)		(0.2)
Other consumer	1.4	1.5	(0.1)		0.0
Total consumer	99.0	104.5	(5.5)		(1.1)
Total commercial	7.6	8.2	(0.6)		(0.1)
Subtotal	106.6	112.7	(6.1)		(1.2)
Government insured mortgage repurchases	20.7	19.2	1.5		0.1
Total run-off loans	$ 127.3	$ 131.9	$ (4.6)		$ (1.1)

4Q10 Run-off Portfolio Highlights

Run-off Loan Portfolios

($ in billions)

Loan balances (end of period)

December 31, 2010

September 30, 2010

Increase (Decrease)

4Q10 Revenue less net charge-offs

Residential mortgage Home equity Discontinued real estate Direct/indirect Other consumer Total consumer Total commercial Subtotal

Government insured mortgage repurchases Total run-off loans

$ 12.3 36.7

13.1

35.5

1.4

99.0

7.6

106.6

20.7 $127.3

$ 12.5 38.1

13.4

39.0

1.5

104.5

8.2

112.7

19.2 $131.9

$ (0.2) (1.4)

(0.3)

(3.5)

(0.1)

(5.5)

(0.6)

(6.1)

1.5

$ (4.6)

$ (0.3) 1

(0.3) 1

(0.4) 1

(0.2) 0.0

(1.1)

(0.1)

(1.2) 0.1

$ (1.1)

4Q10 Run-off Portfolio Highlights

• Total run-off loans were down $4.6B from 3Q10 and down $31.2B from 4Q09. Excluding government-insured mortgage repurchases, run-off loans were down $6.1B from 3Q10 and $38.6B from 4Q09.

• Includes Countrywide purchased credit-impaired loans of $34.8B ($10.6B residential mortgage, $12.6B home equity, $11.6B discontinued real estate)

• Direct/indirect loans include consumer finance loans of $12.4B, completed bulk purchase programs of $14.1B, and other loans of $9.0B in 4Q10

1 Incremental provisions to the lifetime loss estimates of the CFC credit-impaired portfolio have been included in revenue less net charge-offs

Strong Capital Measures Improving

Tier 1 Common Equity

$in billions

$160 $140 $120 $100 $80 $60 $40 $20 $0

$120.4

$115.5

$119.7

$124.8

$125.1

7.8%

7.6%

8.0%

8.5%

8.6%

4Q09 1Q10 2Q10 3Q10 4Q10

18% 16% 14% 12% 10% 8% 6% 4% 2% 0%

Tier 1 common equity Tier 1 common ratio

Tangible Common Equity

$ in billions

$160 $140 $120 $100 $80 $60 $40 $20 $0

$118.6

$117.4

$121.8

$129.5

$130.9

5.6%

5.2%

5.4%

5.7%

6.0%

8% 6% 4% 2% 0%

4Q09 1Q10 2Q10 3Q10 4Q10

Tangible common equity Tangible common equity ratio

Commentary vs. 3Q10

• Capital ratios improved as a result of:

– Net income less goodwill impairment charges, mark to market of certain structured liabilities and dividends increased (structured liability mark impacts TCE ratio but not regulatory ratios)

– 4Q10 also included $1.5B conversion of preferred stock to common stock

– EOP assets declined $75B and reduced risk-weighted assets by more than $20B

– Partially offset by an increase in the DTA disallowance